UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14C

              INFORMATION STATEMENT PURSUANT TO SECTION 14C OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                              (AMENDMENT NO.     )

Check  the  appropriate  box:

[ ]     Preliminary  information  statement
[_] Confidential, for use of the Commission only (as permitted by Rule 14c-6(d)(2))
[X]     Definitive  information  statement

Last  Company  Clothing,  Inc.
(Name  of  Registrant  as  specified  in  its  Charter)

Payment  of  filing  fee  (check  the  appropriate  box):

[_]     No  fee  required

[_]     Fee  computed  on  table  below per Exchange Act Rules 14c-5(g) and 0-11

     (1)     Title  of  each  class  of securities to which transaction applies:
     (2)     Aggregate  number  of  securities  to  which  transaction  applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
     (4)     Proposed  maximum  aggregate  value  of  transaction:
     (5) Total fee paid: $2,800.00 - fee of one-fiftieth of one percent (0.0002) of the proposed aggregate value of the transaction.

[X]     Fee  paid  previously  with  preliminary  materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number or the form or schedule and the date of its filing.

     (1)     Amount  previously  paid:
     (2)     Form,  schedule  or  registration  statement  no.:
     (3)     Filing  party:
     (4)     date  filed:

                                        1


                                TABLE OF CONTENTS

I.     LETTER  TO  LCCP  SHAREHOLDERS                                          3

II.     SUMMARY  TERM  SHEET                                                   4
A.     Parties  Involved                                                       4
B.     Key  Terms  of  the  Transaction                                        4
C.     Reasons  For  Engaging  in  This  Transaction                           5
D.     Consideration  Offered  to  Security  Holders                           5
E.     Vote  Required  For  Approval  of  the  Transaction                     6
F.     Federal  Tax  Consequences  of  the  Transaction                        6

III.     THE  PLAN  OF  REORGANIZATION  AND  ACQUISITION                       7
A.     Background Of The Offer And The Plan of Reorganization and Acquisition  7
B.     The Parties to the Agreement and Plan of Reorganization and Acquisition 8
C.     Mergers,  Consolidation,  Acquisitions  and  Similar  Matters
     -Material Terms of Agreement and Plan of Reorganization and Acquisition   9
D.     Recommendation and Reasons of the LCCP Board For Engaging
       in  the  Transaction.                                                  12
E.     Material Terms of Agreement and Plan of Reorganization and Acquisition 12
F.     Regulatory  Approvals  Required                                        15
G.     Federal  Tax  Consequences  of  the  Transaction                       15
H.     Consideration  Offered  To  Security  Holders                          15

IV.     GENERAL  INFORMATION                                                  16
A.     Date,  Time,  and  Place  Information                                  16
B.     Dissenter's  Rights  of  Appraisal                                     17
C.     Voting  Securities  and  Principal  Holders  thereof                   17
D.     Stock  Ownership  and  Certain  Beneficial  Owners  and Management     17
E.     Directors  and  Executive  Officers                                    19
F.     Compensation  of  Directors  and  Executive  Officers                  20
G.     Ratification  of  Independent  Public  Accountants                     21
H.     Compensation  Plan                                                     21
I.     Amendments  of  Charter,  Bylaws  or  Other  Documents                 21

V.     EXHIBITS                                                               22
Annex  A.     Share Purchase Agreement and Plan of Reorganization between     23
     Last  Company  Clothing,  Inc.  and  Premier  ASP,  INC.
Annex  B.     Dec.  31, 2000 Annual Report 10-KSB for LCCP on Form 10-KSB     35
Annex  C.     Dec.  31,  2000  Audited  Financial  Statements for Premier     75

                                        2


                           Last Company Clothing, Inc.
                           24843 Del Prado, Suite 318
                              Dana Point, CA 92629

                                 March 8, 2001

Dear  Shareholder:

The enclosed information statement is being furnished to shareholders of record on February 26, 2001, of Last Company Clothing, Inc. ("We", "Our"), a Nevada corporation in connection with the following actions taken by written consent of holders of a majority of the outstanding shares of our common stock entitled to vote on the following proposals:


1. To acquire all of the issued and outstanding shares or stock of Premier ASP, Inc. ("Premier"), as a wholly owned subsidiary in exchange for the issuance of 40,000,000 new investment shares of our common stock, subject to satisfaction of the terms and conditions set forth in the attached Share Purchase Agreement and Plan of Reorganization (see Annex A of Information Statement).
2. To change our corporate name to Premier ASP, Inc., or a substantially similar name.
3. Increase the authorized captital, to 1,000,000,000 (one billion) shares of common stock and create 1,000,000 (one million) shares of Class A preferred stock of par value $10 (ten) dollars.
4. To elect Curtiz J. Gangi and Frank Wright to serve as our board of directors until our next annual meeting.
5. To ratify the appointment and continuation of Chisholm & Associates as our auditors.


   WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.


     Our board of directors has fully reviewed and unanimously approved the actions in connection with the above-referenced Share Purchase Agreement and Plan of Reorganization and has determined that the consideration to our shareholders is fair for our acquisition of Premier.

     Holders of approximately 89.85% of our common stock have executed a written consent in favor of the proposals described herein. However, under federal law these proposals will not be effected until at least 20 days after this Information Statement has first been sent to shareholders.

     By  Order  of  the  Board  of  Directors,


/s/  Kirt  W.  James
     Kirt  James,  President

                                        3


            The date of this Information Statement is March 8, 2001

                             II.  SUMMARY TERM SHEET

     This Summary Term sheet highlights selected information from this Information Statement and may not contain all the information that is important to you. If you wish to understand the transaction fully, you should carefully read this entire Information Statement and the documents to which it refers. The Share Purchase Agreement and Plan of Reorganization ("POR") is attached as Annex A to this Information Statement. It is the definitive legal document that governs the transaction.


A.  THE  PARTIES:

Last Company Clothing, Inc.
("LCCP","We", "Our", "Us"):
                               We are a Nevada Corporation that has been engaged
                            in the business of importing and wholesaling a line of clothing to serve the retail trade known as the "action sports" or "extreme" sports industry. LCCP is a public company whose securities trade on the Over the Counter Bulletin Board (OTCBB: LCCP).

Premier  ASP,  Inc.("Premier"):
                               Premier,  is  a  private  Delaware corporation.
                          The Company is a start-up comprehensive HR outsourcing Provider initially formed to take advantage of changes in the outsourcing industry, particularly the move by companies to identify a one-stop solution provider for their payroll processing, human resource administration, benefits administration, and risk management functions (collectively, "HR"). (See Section III, Item B)


B.     KEY  TERMS  OF  THE  PLAN  OF  REORGANIZATION  AND  ACQUISITION


Overview:                         o     LCCP  will  acquire  10,000  shares  of
Premier stock, being 100% of its issued and outstanding stock, in exchange for 40,000,000 shares of LCCP common stock. Contemporaneously with this Acquisition LCCP shall be reincorporated in the State of Nevada.

                                        4


o By written consent of our shareholders of record on February 23, 2001 with shareholdings of 89.85%, the acquisition of Premier, in accordance with the terms of the POR as attached, was approved.

o The Board of Directors has agreed to accept the cancellation of 87,990,000 shares of its common stock, prior to issuing the 40,000,000 new investment shares to the shareholders of Premier, resulting in outstanding capitalization of 49,946,000shares of common stock.



Other  Material  Considerations:          o     LCCP  will  change  its  name to
Premier ASP, Inc. or a substantially similar name, and obtain a new CUSIP number and symbol from the NASD. The private PREMIER will retain its name.

o Curtiz J. Gangi and Frank Wright have agreed to serve on the Board of Directors. (See Section III, Item E)


C.  REASONS  FOR  ENGAGING  IN  THIS  TRANSACTION

o We have had limited success in raising additional capital for our operations. The Board believes that Premier has developed a business that can attract additional capital if needed. We believe that the acquisition of Premier has the potential to offer a substantial greater opportunity for our shareholders than does the development of our current business plan.
     (See  Section  III,  Item  D)


D.  CONSIDERATION  OFFERED  TO
     SECURITY  HOLDERS
          o Premier shareholders who own shares at the record dated on February 26, 2001, will receive 4,000 shares of LCCP stock for each PREMIER share owned.



E.  VOTE  REQUIRED  FOR
    APPROVAL  OF  TRANSACTION
     o This Information Statement is furnished by our Board of Directors in connection with the actions, stated in Section IV, taken by written consent of holders of 89.5% of the outstanding shares of our common stock entitled to vote on the actions.

o Nevada Rev. Stat. Ann. Section 78.565 provides that the actions of a corporation may be approved upon such terms and conditions as its board of directors may deem expedient and for the best interests of the corporation when authorized by a vote of the holders of a majority of the stock. Section 78.320 of the Nevada law permits stockholders to approve such an action by written consent without the necessity of a shareholders meeting.
     (See  Section  IV,  Item  C)


F.  FEDERAL  TAX  CONSEQUENCES
    OF  THE  TRANSACTION
o The transaction between Premier and LCCP appears to meet the Internal Revenue Code requirements for a tax free reorganization. The transaction is considered to be a forward merger in which there is no gain or loss recognized for the parties.
(See  Section  III,  Item  G)


               THE REMAINDER OF THE PAGE INTENTIONALLY LEFT BLANK

                                        5


                           Last Company Clothing, Inc.
                           24843 Del Prado, Suite 318
                              Dana Point, CA 92629

                        INFORMATION STATEMENT PURSUANT TO
                         SECTION 14(c) OF THE SECURITIES
                            EXCHANGE ACT OF 1934 AND
                          RULE 14C PROMULGATED THERETO

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE NOT REQUESTED TO SEND US A PROXY.

                 III. THE PLAN OF REORGANIZATION AND ACQUISITION


A.     BACKGROUND  OF  THE  OFFER AND THE PLAN OF REORGANIZATION AND ACQUISITION

          Management has made numerous efforts to pursue the original business plan. For the reason that we are thinly capitalized and had ambitious plans for a capital intensive business, with no assurance that our capital needs would be realized and because of the recent resignation of Pete Chandler as our Secretary/Treasurer it was determined that we seek additional business opportunities to pursue the going-concern of the company. A mature and businesslike evaluation of our affairs required the consideration of the foreseeable possibility of business failure. Accordingly, a Reverse Acquisition transaction became a possible and foreseeable solution.

     On or about July 5, 2000, our shareholders, authorized us to consider an opportunity to acquire M-I Vascular Innovations, Inc., which acquisition, if consummated would have changed our business plan, and might have resulted in a change of control; but, that acquisition was not consummated and did not proceed. We abortively changed our name to MIVI Biomedical Technologies, Inc., but restored our original name soon thereafter, and resumed our intention to pursue our original business plan.

In early February 2001, Karl Rodriguez, our securities law counsel was contacted by Curtiz Gangi of Premier, a privately held company, to discuss taking Premier public. A meeting was arranged at the offices of our legal counsel in Capistrano Beach, Orange County, California, on February 5, 2001. Premier has offices located in the city of Orange, CA, which is also in Orange County, CA.

Mr. Rodriguez explained the various ways that a company could "go public", one of which ways being a reverse merger or a reverse acquisition. Mr. Rodriguez was asked if he represented any clients that would have an interest in such a reverse transaction. He related that he did represent our company, but that we were pursuing our own business plan. It was also related to the representatives of Premier that although we were a full-reporting public company, our stock was traded on the "NQB Pink Sheets". Premier indicated that they would be interested in considering a reverse acquisition, but only with a public company that had stock that was quoted on the electronic exchange.

                                        6


Mr. Gangi of Premier proceeded to make a presentation of their business plan and strategy as a Human Resources ("HR") outsourcing provider. A complete due diligence package was provided to our counsel. Shortly after this meeting, this information about Premier's business was related to our management by counsel. Mr. Rodriguez also provided information as to the share structure of our company. Mr. Rodriguez had indicated an interest in a reverse acquisition should we have an interest in redirecting our business plan. However, Premier would only have an interest in entering into a business combination with us if our stock was trading on an electronic exchange.

We were already in the process of making an application for trading our stock on the Over-The-Counter Bulletin Board ("OTCBB"), but we had not yet received approval for trading from the NASD. We decided to take a look at the business of Premier to make a determination as to whether a shift in business plan would be in the best interest of our shareholders. We made this review in the context of the difficulty that we were experiencing in raising capital for our existing business. Our management was duly impressed with both the business plan and the credentials of their management.

However, we took no further steps at this time and we received no offer from Premier. Premier indicated that they were exploring all options to take their company public. On the morning of February 21, 2001, Mr. Rodriguez received notification from our market maker, Public Securities, that our application for trading on the OTCBB had been accepted. Mr. Rodriguez notified us of this news from the NASD and asked us if we had any interest in pursuing further discussions with Premier. We indicated that we would consider a possible business combination and instructed Mr. Rodriguez to notify Premier of this and our acceptance on the OTCBB. Early the next day, Mr. Rodriguez received a draft of the POR and was presented to our management and Board of Directors.

Our Board met on the afternoon of February 22 and authorized the execution of the POR and the related actions in connection with this agreement. On February 23, 2001 the POR was executed. A copy of the POR that was executed by facsimile copy is attached as Annex "A".

Upon execution of the POR counsel was instructed to prepare documents that were necessary to complete this transaction. The President of our company, Kirt James, is also the control shareholder of our company with shares representing 89.85% of outstanding shares. In connection with this POS he agreed to sign a written consent to approve the POR and in connection with this proposed transaction he agreed to cancel all but 10,000 of the shares that he controlled.


B.     PARTIES  TO  THE  AGREEMENT  AND  PLAN  OF REORGANIZATION AND ACQUISITION

Last  Company  Clothing,  Inc.  ("LCCP")
     Information about our company can be found in our December 31, 2000 Annual Report filed on Form 10-KSB. This report is attached as Annex B.

                                        7


Additional information on LCCP can be found in its public filings that can be accessed electronically by means of the SEC's home page on the Internet at http://www.sec.gov or at other Internet sites such as http://www.freeedgar.com, as well as by such other means from the offices of the SEC as detailed herein with respect to LCCP's public filings.

Premier  ASP,  Inc.  ("Premier")
     Premier is a privately-held, corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware, incorporated September 26, 2000 and is in good standing under the laws of the State of California and under each jurisdiction where such qualifications require. Premier is duly authorized to conduct business and is in good standing under the laws of each jurisdiction where such qualification is required, except where the lack of such qualification would not have a material adverse effect on the financial condition of Premier taken as a whole. The business plan of Premier is disclosed in Section III.C.3. Premier shareholders consist of seventeen shareholders, who own a total of 10,000 shares, respectively. These shares were issued for services rendered and other considerations.

C.     MERGERS,  CONSOLIDATION,  ACQUISITIONS  AND  SIMILAR  MATTERS

     The Share Purchase Agreement and Plan of Reorganization ("POR") among Premier and the stockholders of LCCP, attached hereto as Annex A, is the governing document for this transaction. To understand this transaction completely the POR should be read in its entirety.


1.     EXECUTIVE  OFFICES  OF  PARTIES

     LCCP'S executive offices are at 24843 Del Prado, Suite 318, Dana Point, CA 92629, and telephone is 949-248-1765 and fax is 949-248-1688.

     PREMIER'S executive offices are located at 9025 Wilshire Blvd., Suite 400, Beverly Hills, CA 90211 with the sales and service office at, 1045 W. Katella Ave., Suite 300, Anaheim, California 92867. The telephone number is (714) 779-1122.

2.     ABOUT  LCCP'S  BUSINESS

          Headquartered in Dana Point, CA, Last Company Clothing, Inc., known as LCCP, is a publicly listed company traded on the over-the-counter bulletin board market (OTCBB: LCCP). Our original business plan was to import and wholesale a line of clothing to serve the retail trade known as the "action sports" or "extreme" sports industry.

          The Company's primary target market was "generation Y" (ages 11-20) and "generation X" (ages 21-30). We intended to make available a wide variety of fashions and accessories for each of the distinctive tastes. Our distribution market was stores that sell the kinds of products we offered. These were stores which offer their customers such products as sports clothing, equipment,

                                        8


accessories, used in such sports as surfing, skateboarding, in-line skating, motor-sports, biking and snow boarding. Accordingly, we planned to pursue wholesale distribution to retail outlets as well as developing direct website sales. Our website catalog was to include the same sporting goods and apparel at prominent Southern California retailers, initially.

     3.   ABOUT  PREMIER'S  BUSINESS

     Premier is a start-up comprehensive HR outsourcing provider initially formed to take advantage of changes in the outsourcing industry, particularly the move by companies to identify a one-stop solution provider for their payroll processing, human resource administration, benefits administration, and risk management functions (collectively, "HR").

     On September 26, 2000, the Premier registered Premier ASP, Inc. as a Delaware Corporation and Premier Products and Resources, Inc. a California registered subsidiary of Premier ASP, Inc. to fully embrace and extend the HR technology and connectivity represented by the e-revolution. The Company believes that PremierASPVentures.com will be a dynamic web-centric service delivery portal, which will assist existing clients and other companies with reengineering the delivery and management of their HR services.

     Premier's clients will be able to choose from either bundled or unbundled services offered by PremierASPVentures.com. Bundled services include all of the HR functions, employer e-Services and employee e-Services managed under a client service agreement. Unbundled services include one or more HR functions or e-Services obtained by our clients through a subscription-based web-enabled platform. Premier's web-centric Application Service Provider ("ASP") model enables businesses and their employees to migrate HR functions to a largely self-service and fully integrated delivery model. The newly available connectivity and accessibility will enable future clients to achieve cost reductions in HR administration and delivery while obtaining access to other desirable products and services. PremierASPVentures.com will be an affordable, flexible and a scalable e-Source solution for businesses faced with the growing need to outsource non-core HR functions.

     Premier's user-friendly PremierASPVentures.com interface, combined with their proprietary technology and Web enterprise platform, will provide support on a 365/24/7 basis for a client's employees and managers, regardless of location or company business model. By combining easy access through the Internet with their extensive database, they will provide a comprehensive data and information repository that supports dynamic information flow and communication between employees and employers. By leveraging the large numbers of employees under the PremierASPVentures.com umbrella with their web centric service delivery model, employers benefit from reduced overhead costs, reduced cost of benefits, increased benefit availability and quality and shorter time-to-benefit. Employee's benefit by having access to cost-effective benefits, paperless enrollment and access to discounted affinity products and services.

     Premier will be providing HR services under a service contract to thousands of worksite employees at fiscal year-end 2001 with plans to grow to

                                        9


service worksite employees thru acquisition of competing HR worksite providers or new client service agreements (CSA's)

MARKET  OPPORTUNITY

     According to the Dataquest division or the Gartner Group, the worldwide HR outsourcing market is projected to grow from approximately $26.2 billion in 2000 to approximately $76.4 billion in 2004. Dataquest estimates the market for integrated, multi-process HR outsourcing will grow from over $900 million in 1999 to more than $12 billion by 2003 in the U.S. alone. This creates opportunities for PremierASPVentures.com to offer specialized expertise and cost-effective solutions for managing a company's business. The widespread use of the Internet will transform employee administrative functions and benefit delivery processes. Business to Business ("b2b") and Business to Employee (b2e") opportunities are abundant and growing, and the Premier will leverage our existing and developing technologies, relationships and partnerships to embrace and extend these trends.

BUSINESS  OBJECTIVE

     Premier's objective is to become the leading provider of comprehensive HR outsourcing services and affinity products and services by leveraging their robust Web based IT service delivery system with our extensive brick and mortar marketing relationships to project a 'point and click' business model on the Web. The seamless connectivity of their PremierASPVentures.com web portal to their extensive database will differentiate Premier's service delivery model from traditional employee administration systems by utilizing technology to enable HR self-service at a distance. Premier intends to leverage the power of the Internet with their web-centric ASP platform implementing a b2b and b2e framework to facilitate communications throughout their clients' organizations, and by standardizing their clients' HR processes, to promote access to both their comprehensive knowledge base and the service and product offerings of third party vendors.

BUSINESS  STRATEGY

     By providing a comprehensive, flexible, connected and scalable solution that integrates all of the people, processes, technologies and third party vendors, Premier's strategy is to implement and maintain HR best practices and realize economies of scale in order to achieve both increased employee productivity and lower costs for their clients. PremierASPVentures.com will generate revenue by offering bundled HR services and Premier will generate additional revenue by offering not only unbundled HR services, but obtain incremental, higher margin revenues by offering value-added employee benefits and financial services products delivered under the umbrella of their comprehensive HR web based and traditional HR services and companies. In addition to expanding their internal sales team, their marketing and growth strategy uses an aggressive acquisition strategy and traditional relationship-based selling with certified public accountants, local union affiliates and insurance broker/agents who can introduce the account servicing teams to small and medium-sized business owners.

                                       10


D.     RECOMMENDATION  AND  REASONS  OF  THE  LCCP  BOARD  FOR  ENGAGING  IN THE
TRANSACTION.

     The Board has approved the adoption of the POR and recommended it for approval by a majority of the shareholders.

          Management has made numerous efforts to pursue the original business plan. For the reason that we are thinly capitalized, and had ambitious plans for a capital intensive business, with no assurance that our capital needs will be realized and due to the recent resignation of Pete Chandler it was determined that the Company due to consider additional business opportunities to pursue the going - concern of the company. A mature and businesslike evaluation of our affairs required the consideration of the foreseeable possibility of business failure. Accordingly, a Reverse Acquisition transaction became a possible and foreseeable solution.

     The Board believes that it will be to the benefit of the shareholders to abandon our original business plan and to complete this POR.


E.     MATERIAL  TERMS  OF  AGREEMENT AND PLAN OF REORGANIZATION AND ACQUISITION

     1.  SUMMARY  OF  KEY  TERMS  OF  THE  TRANSACTION

- SHARE EXCHANGE. 40,000,000 new investment shares will be issued in exchange of 100% of the outstanding stock of Premier. Premier shareholders will receive 4,000 shares of LCCP stock for each share of Premier stock owned on the record date of February 26, 2001.

- ELECTION OF DIRECTORS. The Nominees of Premier, Curtiz J. Gangi and Frank Wright, will be elected to the Board of Directors of LCCP
(See  Section  IV,  Item  E).

- NAME CHANGE. In connection with this transaction our name will be changed to Premier ASP, Inc., or a substantially similar name. (See Section IV, Item I)

     2.  SHARE  EXCHANGE

(a). Shares Being Exchanged. Subject to the terms and conditions of this Agreement, at the Closing ("Closing"), the Stockholders of Premier are selling, Assigning and delivering to the Buyer ("LCCP") the 10,000 Shares.

(b). Consideration. Subject to the terms and conditions of this Agreement, the Buyer is delivering at the Closing in full payment for the aforesaid sale, assignment and delivery of the Shares, an aggregate of forty million (40,000,000) Common Shares of the Buyer, par value $0.001 per share (the "Buyers" Shares), each Stockholder receiving 4,000 Buyer's Shares for each share owned.

                                       11


     3.  CLOSING

(a) Time and Place. The closing of the transaction contemplated by this Agreement is taking place at the offices of the Buyer on or about 20 days Following the mailing to the shareholders of the Buyer a Definitive Information Statement pursuant to Rule 14c of the Securities Exchange Act of 1934.

(b). Deliveries by the Stockholders. At the Closing, the Stockholders are delivering to the Buyer (unless previously delivered) the following:

(i). Certificates representing the Shares duly endorsed or accompanied by stock powers duly executed and otherwise in form acceptable for transfer on the books of the Company.

(ii). The stock books, stock ledgers, minute books and corporate seal of the Company (all other books and records of the Company being located in the Company's corporate premises).

(iii).  The  contracts  and  agreements  referred to in Section 4.18 of the POR.

(iv). All other previously undelivered items required to be delivered by the Stockholders to the Buyer at or prior to the Closing.

(v) To the Stockholders, (i) certificates representing forty million (40,000,000) Buyer's Shares, in accordance with Section 1.02 of the POR, and
(ii) all disclosures previously requested in addition to undelivered items required to be delivered by the Buyer to the Stockholders at or prior to Closing.

(c). Actions by the Buyer. At the Closing, the Board of Directors of the Buyer shall: (i) immediately cancel eighty-seven million nine hundred and ninety thousand (87,990,000) restricted shares previously issued, and (ii) Elect to the Board of Directors of the Buyer any number of qualified individuals nominated by the, Stockholders of the Company, and (iii) all previous Directors of the Buyer shall immediately resign following such election. Therefore, following all required actions by the Board of Directors of Buyer. There will be a total or forty-nine million. nine hundred and foerty-six thousand (49,946,000) Buyer's shares issued and outstanding and the Board or Directors of Buyer shall be only those individuals nominated by the Stockholders of the Company. It is anticipated that the Board of Directors of Buyer will change the name of the Buyer.

 4.  CONDITIONS  PRECEDENT  TO  REORGANIZATION

(a) The Boards of Directors. The Board of Directors of both Corporations respectively shall have determined that it is advisable and in the best interests of each of them and both of them to proceed with the acquisition by LCCP, in accordance with IRS 354(a) and 368(a). These U.S. tax provisions provide that no gain or loss be recognized from a statutory merger of two corporations.

                                       12


(b) The Shareholders of LCCP. The Shareholders of LCCP shall have approved the acquisition and this agreement and each shall have been approved and adopted by the Board of Directors of LCCP in a manner consistent with the laws of its Jurisdiction and its constituent documents.

(c) The Shareholders of Premier The Shareholders of Premier shall have approved the acquisition and this agreement, and each shall have been approved and adopted by the Board of Directors of Premier in a manner consistent with the laws of its Jurisdiction and its constituent documents.


     5.  TERMINATION  OF  POR

This  Agreement  may  be  terminated  at  any time prior to the Closing Date by:

(a).  Mutual  Agreement  of  the  Company's  Stockholders, Premier ASP and LCCP.

(b). The Premier ASP Stockholders or Premier ASP, if there has been a breach by LCCP of any material representation, warranty, covenant or agreement set forth in this Agreement on the part of LCCP that is not cured, to the reasonable satisfaction of the Premier ASP Stockholders or Premier ASP, within 10 business days after notice of such breach is given by the Premier ASP Stockholders or Premier ASP (except that no cure period will be provided for a breach by LCCP that by its nature cannot be cured):

(c). LCCP, if there has been a breach by the Premier ASP Stockholders or Premier ASP of any material representation, warranty, covenant or agreement set forth in this Agreement on the part of the Premier ASP Stockholders or Premier ASP that is not cured by the breaching party, to the reasonable satisfaction of LCCP, within 10 business days after notice of such breach is given by LCCP (except that no cure period will be provided for a breach by the premier ASP Stockholders or Premier ASP that by its nature cannot be cured);

(d). The Premier ASP Stockholders or LCCP, if the transactions contemplated by this Agreement have not been consummated prior to the Closing, unless the parties agree to extend such date; or

          (e). The Premier ASP Stockholders or LCCP if any permanent injunction or other order of a governmental entity of competent authority preventing the consummation of the transactions contemplated by this Agreement has become final and non-appealable.

(f). The party wishing to invoke its right to terminate this Agreement will notify the other parties in writing of its intention and setting forth an effective date for such termination.

Effect of Termination. In the event of the termination of this Agreement as provided in Section 9, this Agreement will be of no further force or effect; provided, however, that no termination of this Agreement will relieve any party of liability for any breach of this Agreement that is based on a wrongful refusal or failure to perform any obligations or for any covenant that by its nature survives termination of this Agreement.

                                       13


F.     REGULATORY  APPROVALS  REQUIRED

     None.


G.      FEDERAL  TAX  CONSEQUENCES  OF  THE  TRANSACTION

     Internal Revenue Code (IRC) sections 354 and 368 states that no gain or loss shall be recognized (by the corporations) if the acquiring corporation acquires the target's stock solely in exchange for its own voting stock and the acquiring corporation is in control of the target immediately after the acquisition. IRC section 368(c) defines control to represent 80% of the total combined voting power of all classes of stock. The acquisition of Premier's assets into LCCP in exchange for stock is considered to be a forward merger in which LCCP will acquire control of Premier. The shares issued by LCCP to be distributed to the Premier stockholders will be equivalent voting shares. The POR appears to satisfy these IRC sections.

     In addition to the formal requirements of the Code, the transaction must meet certain substantive non-statutory requirements developed through case law and IRS regulations. These non-statutory rules may change what is in form a reorganization into a taxable transaction. These two requirements are Continuity of Interest and Continuity of Business Enterprise. The Continuity of Interest requires that a substantial part of the value of the proprietary interest in the target must be preserved. Again the POR appears to satisfy this requirement. The Continuity of Business Enterprise requires the acquiring corporation to continue to use the target's historic business or a significant portion of the target's historic business assets in the business. LCCP will preserve Premier's business or continue to use their assets in the wholly-owned LCCP subsidiary.

     The shareholders of Premier will receive no other consideration than shares of LCCP stock. Based upon this assumption the transaction will not be taxable to the shareholders. Any other transaction entered into between any of the shareholders or debtors of LCCP with Premier or its shareholders, if determined to be part of the exchange, may disqualify the nontaxable status of the exchange.


H.     CONSIDERATION  OFFERED  TO  SECURITY  HOLDERS

     Premier shareholders who own shares at the record date of February 26, 2001, will receive 4,000 shares of LCCP stock for each Premier share owned, or they may exercise dissenter's rights under Nevada law and receive the fair cash value for their Premier shares. The ratio of LCCP shares that are being distributed to Premier shareholders has been calculated by dividing the 40,000,000 shares received from LCCP for the acquisition of Premier by 10,000, which is the number of shares issued and outstanding for Premier.

                                       14


                             IV. GENERAL INFORMATION

     This Information Statement is furnished by our Board of Directors in connection with the following actions taken by written consent of holders of a majority of the outstanding shares of our common stock entitled to vote on the actions:

1. To acquire all of the issued and outstanding shares or stock of Premier ASP, Inc. ("Premier"), as a wholly owned subsidiary in exchange for the issuance of 40,000,000 new investment shares of our common stock, subject to satisfaction of the terms and conditions set forth in the attached Share Purchase Agreement and Plan of Reorganization (see Annex A of Information Statement).
2. Increase the authorized capital, to 1,000,000,000 (one billion) shares of common stock and create 1,000,000 (one million) shares of Class A preferred stock of par value $10 (ten) dollars.
3. To change our corporate name to Premier ASP, Inc., or a substantially similar name.
4. To elect Curtiz J. Gangi and Frank Wright to serve as our board of directors until our next annual meeting.
5. To ratify the appointment and continuation of Chisholm & Associates as our auditors.


A.     DATE,  TIME  AND  PLACE  INFORMATION

     There WILL NOT be a meeting of shareholders and none is required under Nevada General Corporation Law when an action has been approved by written consent by holders of a majority of the outstanding shares of our common stock.

This information statement is first being mailed on or about March 8, 2001 to the holders of Common Stock as of the Record Date, February 26, 2001. Under Federal law the record date was determined as the date that the first public announcement was made of the Share Purchase Agreement and Plan of Reorganization.

     PLEASE READ THE ENTIRE DOCUMENT. Further information is available by request or can be accessed on the Internet. LCCP is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files annual and quarterly reports, proxy statements and other information with the Securities Exchange Commission (the "SEC"). Reports, proxy statements and other information filed by LCCP, Inc. can be accessed electronically by means of the SEC's home page on the Internet at http://www.sec.gov or at other Internet sites such as http://www.freeedgar.com. You can read and copy any materials that we file with the SEC at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549; the SEC's regional offices located at Seven World Trade Center, New York New York, 10048, and at 500 West Madison Street, Chicago, Illinois 60661. You can obtain information about the operation of the SEC's Public Reference Room by calling the SEC at 1-800-SEC-0330. A copy of any public filing is also available, at no charge, by contacting our legal counsel, Karl Rodriguez, at 949-248-9561.

                                       15


     This acquisition of Premier is described in more detail under the section entitled "Annex A Share Purchase Agreement and Plan of Reorganization". If these conditions are satisfied, then under Federal law this transfer will not be effective until at least 20 days after this information statement was mailed to you.


B.  DISSENTERS'  RIGHTS

     Under the Nevada law, our shareholders do not have dissenters' rights in connection with any of the actions that were approved as disclosed in this Information Statement.


C.  VOTING  SECURITIES

     LCCP presently has only one class of voting stock outstanding, namely its common stock. This Company's Common Voting Stock of par value $0.001 per share, of which 100,000,000 shares are authorized and 97,936,000 shares were issued and outstanding as of the Record Date, February 26, 2001. Each outstanding share is entitled to one vote. Only shareholders of record at the close of business on the Record Date are entitled to notice.

     Nevada Rev. Stat. Ann. Section 78.320 of the Nevada law permits stockholders to approve such an action by written consent without the necessity of a shareholders meeting. The control shareholder who owns 89.85% of the outstanding shares has approved, by written consent, the actions in connection with the POR.


D.  STOCK  OWNERSHIP  AND  CERTAIN  BENEFICIAL  OWNERS  AND  MANAGEMENT

(A) SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS. To the best of Registrant's knowledge and belief the following disclosure presents the total security ownership of all persons, entities and groups, known to or discoverable by Registrant, to be the beneficial owner or owners of more than five percent of any voting class of Registrant's stock. More than one person, entity or group could be beneficially interested in the same securities, so that the total of all percentages may accordingly exceed one hundred percent of some or any classes. Please refer to explanatory notes if any, for clarification or additional information. The Registrant has only one class of stock; namely Common Stock.


 (B) SECURITY OWNERSHIP OF MANAGEMENT. To the best of Registrant's knowledge and belief the following disclosure presents the total beneficial security ownership of all Directors and Nominees, naming them, and by all Officers and Directors as a group, without naming them, of Registrant, known to or discoverable by Registrant. More than one person, entity or group could be beneficially interested in the same securities, so that the total of all percentages may accordingly exceed one hundred percent of some or any classes. Please refer to explanatory notes if any, for clarification or additional information.

                                       16


                                  COMMON STOCK
                 OFFICERS AND DIRECTORS AND OWNERS OF 5% OR MORE


 Name and Address of Beneficial Owner. . . .  Actual            %
                                              Ownership
-----------------------------------------------------------------
Kirt W. James (1). . . . . . . . . . . . . .  88,000,000    89.85
24843 Del Prado #318
Dana Point CA 92629   Sole Officer/Director
-----------------------------------------------------------------
All Officers and Directors as a Group. . . .  88,000,000    89.85
-----------------------------------------------------------------
Intrepid International Ltd. (1). . . . . . .  88,000,000    89.85
24843 Del Prado #318
Dana Point CA 92629
-----------------------------------------------------------------
Total Other 5% Owners. . . . . . . . . . . .  88,000,000    89.85
-----------------------------------------------------------------
TOTAL ALL AFFILIATES . . . . . . . . . . . .  88,000,000    89.85
-----------------------------------------------------------------
Total Shares Issued and Outstanding. . . . .  97,936,000   100.00
-----------------------------------------------------------------


(1) Mr. James is an Officer of Intrepid International Ltd., our principal shareholder. The control block issued to Intrepid as issued for developmental purposes only, and not for resale. Intrepid shares represent an interim holding, to be cancelled eventually in whole or part, and not subject to resale without registration.

         3.     SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

          Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership of, and transactions in, the Company's securities with the Securities and Exchange Commission. Such directors, executive officers and 10% stockholders are also required to furnish the Company with copies of all Section 16(a) forms they file.

To our knowledge, the following table sets forth the directors, executive officers and beneficial owners of more than 10% of any class of the Company's equity securities registered pursuant to Section 12 of the Exchange Act that failed to file on a timely basis:

Individual . . . . . .  No. of Late Reports  No. of Transactions
                        not reported
-----------------------------------------------------------------
Kirt James . . . . . .                    0                    0
-----------------------------------------------------------------
Pete Chandler. . . . .                    0                    0
-----------------------------------------------------------------
Intrepid International                    0                    0
-----------------------------------------------------------------

                                       17


E.  DIRECTORS  AND  EXECUTIVE  OFFICERS

     Kirt James is currently the sole Director of LCCP, having taken office from the inception of the Registrant, and shall serve until his successors are elected or appointed.

Kirt W. James, (age 43) President/ and Sole Director has a lifelong background in marketing and sales. From 1972 to 1987, Mr. James was responsible for sales and business administrative matters for Glade N. James Sales Co., Inc. and from 1987 to 1990 Mr. James built retail markets for American International Medical Supply Co., a publicly traded company. In 1990 he formed and became President of HJS Financial Services, Inc., and was responsible for the day to day business operations of the firm as well as consultation with Clients concerning their business and Product Development. He remains the President and Sole Shareholder of HJS, which is presently substantially inactive. During the past five years Mr. James has been involved in the valuation of private companies for internal purposes, and as a consultant to private companies engaged in the private sale and acquisition of other private businesses. He has also assisted private and public companies in planning for entry into the public market place. Mr. James is not and has never been a broker-dealer. He has acted primarily as consultant, and in some cases has served as an interim officer and director of public companies in their development stage.

     By majority consent, proposal 4 was approved for the election of the board of directors of LCCP; Curtiz J. Gangi and Frank Wright to serve until the next meeting of shareholders. The business experience and biographies of the Director nominees are as follows:

Curtis J. Gangi, age 55, has been an executive in the computer software and hardware industry for over twenty years. Currently he serves as CEO and member of the Board of Directors for the private Company PREMIER ASP since September 2000. From September 1996 to May 2000 he was the CEO and Chairman of the Board for MuSE Technologies, Inc. in Albuquerque, NM, an advanced multi-user software environment and application publisher. Prior to 1996 he has held positions such as COO for VIScorp in Chicago, IL, a hardware/software developer and content provider; CEO and President for Foton, Inc. in Arlington Heights, IL, a computer software developer and software publisher; President and General Manager for TimeWorks, Inc. Northbrook, IL, a computer software developer and CD Rom software publisher; Vice President of Marketing and Sales for Commodore International, Ltd. In West Chester, PA, a computer manufacturer and CD Rom software publisher; Executive Vice President of Marketing and Sales for Icom Simulations, Inc. in Wheeling, IL, a multi-media software developer and CD Rom and cartridge software publisher; Vice President of Marketing and Sales for Cinemaware Corporation in Westlake Village, CA, a multi-media software developer and CD Rom and cartridge software publisher; Officer of System Sales of Qantel

                                       18


Business Computer Systems, Inc. in Oakbrook, IL, a computer system sales company; and as a Financial Commodity Broker for the Chicago Board of Trade.

Francis Merton (Frank) Wright CPA, age 79, has over fifty years in accounting experience. He began the practice of accounting in 1949 with Peat, Marwick, Mitchell, was first elected to a partnership in 1959 and continued until retiring in 1984. The present name of the firm is Peat, Marwick, Main KMG after merging with Main, Hurdman KMG. From 1949 to 1969 he specialized in industries such as agri-corporations, petroleum and gas, heavy constructions in connections with missile installations, and finance. Thereafter, with the inception of Medicare and Medicaid, his entire efforts were devoted to the health care industry. Most recently he held the position of Partner-In-Charge for the Health Care Division for the past ten years. His responsibilities included directing and participating in performing numerous financial feasibility studies for hospitals and business organizations. His education includes a Bachelor of Arts in Business Administration from Syracuse University with additional studies at Woodbury University and various other schools and courses in compliance with the requirement that CPA's are compelled to complete 80 hours of relevant continuing education each year.



F.  COMPENSATION  OF  DIRECTORS  AND  EXECUTIVE  OFFICERS

     There is no present program of executive compensation, and no plan or compensation is expected to be adopted or authorized until we launch operations and achieve revenues. Intrepid International, our principal shareholder, provides our management services and the services of Mr. James, its officer. Intrepid bills us on a time-fee basis. Its billings are reflected as general and administrative expenses on our financial statements. Mr. James is not compensated directly for his services to us. He is beneficially interested in the general profitability of Intrepid International Ltd. Our affairs have not required a substantial commitment of time by Mr. James to date. Mr. Chandler did not accrue any compensation as of this filing. Mr. Chandler devoted only insubstantial time to our affairs before his resignation.


                           SUMMARY COMPENSATION TABLE

                                                          |            Long Term Compensation        |
                      |  Annual Compensation              |       Awards       |  Payouts|           |
A. . . . .    B       |       C          D           E    |    F         G     |    H    |      I    |
                      |                                   |          Securities|         |           |
Name . . .            |                           Other   | Restric-    Under- |         |  All Other|
And. . . .            |                           Annual  |   ted       lying  |         |   Compen- |
Principal.            |                           Compen- |  Stock     Options |   LTIP  |   sation  |
Position .            |    Salary      Bonus    Sation ($)|  Awards    SARs (#)|  Payouts|    ($)    |
            Year      |     ($)         ($)               |   ($)              |    ($)  |
-----------------------------------------------------------------------------------------------------
Kirt James     1999          0           0           0         0        0            0         0
President.     1998          0           0           0         0        0            0         0
               1997          0           0           0         0        0            0         0

                                       19


OUTSTANDING  STOCK  OPTIONS

The  Company  has  no  outstanding  stock  options  or  warrants.

G.  RATIFICATION  OF  INDEPENDENT  PUBLIC  ACCOUNTANTS

     By majority shareholder consent, proposal number 5, the ratification of Chisholm & Associates, LLC, as our auditors, has been approved. Chisholm & Associates, LLC, prepared the audited financial statements for the fiscal years ending December 31, 2000 and 1999. During the past two years there have been no changes in, or disagreements with, accounts on accounting and/or financial disclosure.

H.  COMPENSATION  PLAN

     There is no present plan of compensation, and no plan of compensation is expected to be adopted or authorized at any time before the POR is effected. A future plan of compensation may be adopted after the closing of the POR and will encompass new management and not present management. It is expected that the company will enter into compensation agreements with the officers, directors, and/or employees of Premier ASP, Inc. upon closing of the POR.


I.  AMENDMENTS  OF  CHARTER,  BYLAWS  OR  OTHER  DOCUMENTS

     By majority shareholder consent, proposals 2 and 3 have been approved such that the Articles of Incorporation of LCCP will be amended to change our corporate name to Premier ASP, Inc., or a substantially similar name and to increase the authorized capital to 1,000,000,000 (one billion) shares of common stock and to create 1,000,000 (one million) shares of Class A preferred stock of par value $10 (ten) dollars upon effectuation of the POR.



                                   SIGNATURES


                      By Order of the Board of Directors of
                           LAST COMPANY CLOTHING, INC.


March  8,  2001

                           /S/    Kirt W. James
                                  Kirt W. James
                               president/director

                                       20


                                 EXHIBITS INDEX

                                                                        Page No.

Annex  A.     Share  Purchase  Agreement  and  Plan  of  Reorganization       23

Annex  B.     December  31,  2000  Annual  Report for LCCP on Form 10-KSB     34

Annex  C.     December  31, 2000 Audited Financial Statements for PREMIER     74

                                       21


--------------------------------------------------------------------------------
                                     Annex A

                          SHARE PURCHASE AGREEMENT AND
                             PLAN OF REORGANIZATION
--------------------------------------------------------------------------------

                                       22


                            SHARE EXCHANGE AGREEMENT

                                       AND

                             PLAN OF REORGANIZATION

                                       BY

                           LAST COMPANY CLOTHING, INC.

                                PREMIER ASP, INC.

                                       AND

                      THE SHAREHOLDERS OF PREMIER ASP, INC.



                          DATED AS OF FEBRUARY 23, 2001

                                       23


AGREEMENT AND PLAN OF REORGAN1ZATION ("Agreement") dated February 23, 2001between Last Company Clothing, Inc., a Nevada corporation ("Buyer" or "LCCP"), premier ASP, Inc. and the stockholders (each individually a "Stockholder" and collectively the "Stockholders") of Premier ASP, Inc., a Delaware corporation ("Company").

The Stockholders own an aggregate of ten thousand (10,000) shares of voting common stock, $1.00 par value, of the Company, constituting all of the issued and outstanding capital stock of the Company (the "Shares"). The Buyer desires to acquire all of the Shares for voting common shares, $0.001 par value, of the Buyer, in an exchange that qualifies under Sections 354 and 368 of the Internal Revenue Code of 1954, as amended.

THIS Agreement is being entered into for the purpose of implementing the foregoing desires, and sets forth the terms and conditions pursuant to which the Company and the Stockholders are selling to the Buyer, and the Buyer is purchasing from the Company and the Stockholders solely in exchange for 100% of the voting common shares of the Buyer, for all of the issued and outstanding Shares of the Company.

In consideration of the mutual agreement contained herein, the parties agree as follows:

I.     SALE  OF  THE  SHARES

     1.01. SHARES Being Exchanged. Subject to the terms and conditions of this Agreement, at the Closing provided for in Section 2.01 hereof (the "Closing"), each Stockholder is selling, assigning and delivering to the Buyer the number of Shares set forth in the column marked "Company Shares Owned" on Schedule A, opposite the name of such Stockholder.

     1.02. CONSIDERATION. Subject to the terms and conditions of this Agreement, the Buyer is delivering at the Closing in full payment for the aforesaid sale, assignment and delivery of the Shares, an aggregate of forty million (40,000,000) Common Shares of the Buyer, par value $0.001 per share (the "Buyers" Shares), each Stockholder receiving the number of Buyer's Shares Allocated " on Schedule A.

II.     CLOSING

     2.01. TIME AND PLACE. The closing of the transaction contemplated by this Agreement is taking place at the offices of the Buyer on or about 20 days following the mailing to the shareholder of the Buyer a Definitive Information Statement pursuant to Rule 14c of the Securities Exchange Act of 1934.

     2.02 DELIVERIES BY THE STOCKHOLDERS. At the Closing, the Stockholders are delivering to the Buyer (unless previously delivered) the following:

2.02 (A). Certificates representing the Shares duly endorsed or accompanied by stock powers duly executed and otherwise in form acceptable for transfer on the books of the Company.

                                       24


     2.02 (B). The stock books, stock ledgers, minute books and corporate seal of the Company (all other books and records of the Company being located in the Company's corporate premises).

     2.02  (C). The contracts and agreements referred to in Section 4.18 hereof.

     2.02 (D). All other previously undelivered items required to be delivered by the Stockholders to the Buyer at or prior to the Closing.

     2.03. (A) To the Stockholders, (i) certificates representing forty million (40,000,000) Buyer's Shares, in accordance with Section 1.02 hereof, and (ii) all disclosures previously requested in addition to undelivered items required to be delivered by the Buyer to the Stockholders at or prior to Closing.

     2.04. Actions by the Buyer. At the Closing, the Board of Directors of the Buyer shall: (i) immediately cancel eighty-seven million nine hundred and ninety thousand (87,990,000) restricted shares previously issued, and (ii) Elect to the Board of Directors of the Buyer any number of qualified individuals nominated by the, Stockholders of the Company. and (iii) all previous Directors of the Buyer shall immediately resign following such election. Therefore, following all required actions by the Board of Directors of Buyer: there will be a total or forty-nine million. nine hundred and forty-six thousand (49,946,000) Buyer's shares issued and outstanding and the Board or Directors of Buyer shall be only those individuals nominated by the Stockholders of the Company. It is anticipated that the Board of Directors of Buyer will change the name of the Buyer.

III.  RELATED  TRANSACTIONS

3.01.     There  are  no  other  related  transactions.

IV.  REPRESENTATIONS  AND  WARRANTIES  OF  THE  STOCKHOLDERS

     The Stockholders hereby represent and warrant jointly and severally ("except that in the case of Section 4.01 and 4.02 hereof the representations and warranties contained therein are made severally by the Stockholder) to the Buyer as follows:

     4.01. TITLE TO THE SHARES. Each Stockholder owns, and is transferring to the Buyer at the Closing, good, valid, and marketable title to the number of Shares set forth opposite the name of such stockholder in Section 1.01 hereof, free and clear of all liens, claims, options, charges and encumbrances whatsoever.

     4.02. VALID AND BINDING AGREEMENTS. As to each Stockholder, this Agreement constitutes the valid and binding agreement of such Stockholder, enforceable in accordance with its terms.

4.03.  Organization  of  the  Company,  as  listed  in  Schedule  9.

                                       25


     4.03 (A). The (company is a corporation duly organized, validly existing and if, good standing under the laws of the State of Delaware, and has the corporate power and authority to carry on business as presently conducted,

     4.03 (B). The copies of the Articles of Incorporation, and all amendments thereto, of the Company, as certified by the Secretary of State of Delaware and of the ByLaws, as amended to date, of the Company, as certified by its Secretary, which have heretofore been delivered to the Buyer, are complete and correct copies of the Articles of Incorporation and Bylaws of the company as amended and in effect on the date hereof. All Minutes of the Company are contained in minute books of the Company heretofore furnished to the Buyer for examination and being delivered to the Buyer at the Closing, and no minutes have been included in such minutes books since such examination by the buyer that have not also been furnished to the Buyer.

     4.03 (C). The Company is licensed or qualified to do business as a foreign corporation in any jurisdiction and is not required to be so licensed or qualified or, if required, the failure to be so licensed or qualified will not have a material adverse effect on or result in any material liability to the Company.

     4.04.  Capitalization  of  the  Company.

     4.04 (A). The authorized capital stock of the Company consists solely of ten thousand (10,000) shares of common stock, $1.00 par value, of which ten thousand (10,000) shares are outstanding and no shares are held as treasury shares. All issued shares of the Company are duly authorized, validly issued an outstanding , fully paid, and no assessable.

     4.04 (B). Except for the Shares, there are no shares of capital stock or other securities of the Company outstanding; there are no options, warrants or rights to purchase or acquire any securities of the Company.

     4.05. SUBSIDIARIES AND AFFILIATES. Except for the securities identified on the Balance Sheet (as defined in Section 4.08 hereof), the Company owns 100% capital stock of a corporation and has direct interest in its business. List of subsidiaries and affiliates on Schedule 7.

     4.06 NO VIOLATION OF AGREEMENTS. Neither the execution nor delivery of the Agreement, nor the consummation of the transactions contemplated hereby violates or will violate, or conflicts with or will conflict with, or constitutes a default under or will constitutes a default under any documents relating to the Company.

     4.07  FINANCIAL  STATEMENTS

     4.07 (A). The Stockholders have delivered to the Buyer audited financial statements for the year ended December 31, 2000.

                                       26


     4.07 (B) The Company hereby agrees to furnish to Buyer quarterly financial statements of the Company. These quarterly statements are due within thirty (30) days following the end of a fiscal quarter. No quarterly financial statement need be provided for the last quarter of the fiscal year. The format of such reports will be specified by the Buyer at the time of closing and may be subsequently changed by the Buyer, from time to time, by giving the Company thirty (30) days notice of such change.

     4.08. NO UNDISCLOSED LIABILITIES Except as set forth on the Balance Sheets, nether the Company or its Stockholders know of any basis for the assertion of liabilities or against the Company not reflected on the Balance Sheets.

     4.09. Absence of Certain Changes, Subject to the most recent Balance Sheets, there have been no material adverse changes in the financial condition of the Company.

     4.11 TITLE TO PROPERTIES. Except as otherwise reflected on the Balance Sheet, the Company has good, valid and marketable title to all its properties and assets, real, personal and mixed, tangible and intangible, including, without limitation, the properties and assets reflected in the Balance Sheet.

     4.12. FIXED ASSETS. Schedule I lists the fixed assets of the Company. Furthermore, the Company warrants all such property to be in good condition or sound working order with no known defects. Furthermore, neither the Company nor any Stockholder has received 'any notification that than is any violation of any building, zoning, or other law, ordinance or regulation in respect of such property and to the best of their knowledge, no such violation exists.

     4.13. LEASES. Schedule 2 lists any and all leases the Company is a party thereto. The Company asserts each said lease is valid, binding and enforceable in accordance with its terms, and is in full force and effect.

     4.14. PATENTS, Trademarks, Trade Names, etc. Schedule 3 lists any and all patents, trademarks, trade names, etc. owned by, under license to or used by the Company.

     4.15. LITIGATION. The Company know of no actions, proceedings, or investigations pending or, to the best knowledge and belief of the Company and the Stockholders, threatened by or against the Company.

     4.16. INSURANCE. The policies of fire, liability, workmen's compensation and product liability are not in effect with respect to the Company and its operations. Schedule 4 lists all insurance policies.

     4.17.BANK ACCOUNTS. The Company bank account(s) are listed in Schedule 5 including bank, branch and account number(s).

     4.18. CONTRACTS AND COMMITMENTS. In addition to and specifically identified in the Balance Sheet, the Company has contracts, commitments, arrangements or understandings that are material to its business, operations, financial condition or prospects, except any lease(s) identified in 4.13 above.
Schedule  6  lists  all  such  agreements.

                                       27


     4.19. COMPLIANCE WITH APPLICABLE LAW. The Company has duly complied, in respect of its operations, real property, machinery and equipment, all other property, practices, and all other aspects of its business, with all applicable laws (whether statutory or other wise). Rules, regulations, ordinances, judgments, and decrees of all governmental authorities (federal, state, local or other "laws"), including, but not limited to, the Federal Occupational Safety and Health Act and all Laws relating to environmental protection and conservation. Neither the Company nor any Stockholder has received any notification of any asserted present or past failure to comply.

     4.20. DISCLOSURE. All facts material to all assets, business, operations, financial condition, and prospects of the Company are reflected in the Balance Sheet, or have been disclosed herein, or have been disclosed to the Buyer in writing. No representation or warranty by the Stockholders contained in this Agreement and no statement contained in any certificate, schedule, list or other writing furnished to the Buyer pursuant to the provisions hereof, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein not misleading.

V.     REPRESENTATIONS  AND  WARRANTIES  OF  THE  BUYER
The  buyer  hereby  represents  and  warrants  as  follows:

     5.01. ORGANIZATION OF THE BUYER, The Buyer is a corporation duly organized, validly existing and in good standing under the laws of Nevada and has the corporate power and authority to carry on its business as presently conducted and to enter into and perform this Agreement.

     5.02. AUTHORIZATION. The execution and delivery of this Agreement by the Buyer and the consummation by the Buyer of the transactions contemplated hereby have been duly authorized by the Buyers Board of Directors and the approval thereof by the Buyers Stockholders required by law prior to closing, and the Buyer is delivering at the Closing a complete and correct copy, certified by its Secretary or Assistant Secretary, of the relevant resolutions adopted at the meeting or meetings at which such authorization took place.

     5.03. VALID AND BINDING AGREEMENT. This Agreement constitutes a valid and binding agreement of the Buyer, enforceable in accordance with its terms.

     5.04. NO VIOLATION. Neither the execution and delivery of this Agreement nor the consummation by the Buyer of the transactions contemplated hereby violates or conflicts with the certificate of incorporation or by-laws of the Buyer or any agreement or other restriction of any kind of which the Buyer is a party or by which it is bound.

     5.05. NO PREEMPTIVE RIGHTS. The stockholders of the Buyer are not by virtue of their ownership of the Buyers common share entitled to any preemptive rights or subscription privileges with respect to the Buyers Shares to be issued hereunder.

     5.06. DELIVERY OF REPORTS. The Buyer will deliver to each of the shareholders and the Company its Annual Report for the fiscal year ending December 31, 2000.

                                       28


     5.07. VALIDITY OF THE BUYER'S SHARES. All of the Buyers Shares being delivered hereunder are duly authorized, validly issued, and outstanding, fully paid and non-assessable, and have been approved (subject to official notice of issuance) for listing on the NASD OTCBB.

     5.08. COMPLIANCE WITH RULE 144. Upon receipt from time to time of written notice from any Stockholder that such Stockholder presently intends to make routine sales of the Buyers Shares under Rule 144 promulgated under the Securities Act of 1933, as amended (the "Act"), the Buyer will use its best efforts to make available the information necessary under Rule 144(c) to enable such sales to be made. Such obligation will continue until the earlier of the completion of all sales then intended to be made by the Stockholder or the end of the three month period commencing on the date of such notice, provided that a further notice indicating a continued present intention to make routine sales of the Buyer's Shares under Rule 144 shall be deemed a new notice for purposes of this Section 5.08.

VI.  SURVIVAL  OR  REPRESENTATIONS;  INDEMNIFICATION;  SET-OFF

     6.01. SURVIVAL OF REPRESENTATIONS. All representations, warranties, and agreements made by any party in this Agreement or pursuant hereto shall survive the Closing hereunder and any investigation at any time made by or on behalf of any party hereto

     6.02. STATEMENTS AS REPRESENTATIONS. All Statements contained in any certificate, schedule, list, document, or other writing delivered pursuant hereto or in connection with the transactions contemplated hereby shall be deemed representations and warranties within the meaning of Section 6.01 hereof.

VII.  PROVISIONS  REGARDING  BUYER'S  SHARES

     7.01. REPRESENTATIONS BY THE STOCKHOLDERS. Each Stockholder represents and warrants to the Buyer that it is his present intention to acquire the Buyer's Shares for investment and not with a view to the distribution or resale thereof, and is confirming such intention to the Buyer by letter simultaneously with the execution hereof.

     7.02. AGREEMENTS BY THE STOCKHOLDER. Each Stockholder agrees that he will not offer, sell transfer, assign, mortgage, pledge or otherwise dispose of or encumber any of the Buyers Shares delivered to him pursuant to this Agreement
(a) if such action would prevent the Buyer from accounting for the acquisition of the Shares as a "pooling of interests" and (b) unless (i) in the opinion of counsel to the Buyer or in the opinion of the Division of Corporate Finance (the "Division") of the Securities and Exchange Commission (the "Commission") expressed in a "no action" letter (which letter and the request therefore shall be in form and substance satisfactory to. counsel for the Buyer) registration of such sales under the Act, and the rules and regulations of the Commission therefore, as then in effect, is not required in connection with such transaction; (ii) sale of the buyer's Shares is permissible under Rule 144 of the Commission under the Act, in which event the Stockholder shall furnish the Buyer with an opinion of counsel (which counsel shall be reasonably satisfactory to counsel for the Buyer and which opinion shall be in form and substance reasonably satisfactory to the Buyer) the effect that the sale of the Buyer's Shares proposed to be sold is permissible under Rule 144, provided that the Buyer agrees to make such representation as may be reasonably requested by such

                                       29


counsel and that the Buyer can then accurately make concerning the Buyer's qualification under Rule 144 (c); or (iii) a registration statement under the Act is then in effect with respect to such shares and the purchase or transferee has been furnished with a prospectus meeting the requirements of Section 10 of the Act.

     7.03. LEGEND, ETC, Each Stockholder agrees that the Buyer may endorse on any certificate for the Buyer's Shares to be delivered to or on behalf of the Stockholder pursuant to this Agreement an appropriate legend referring to the provision of Section 8.01 and 8.02 hereof, and that the Buyer may instruct its transfer agent not to transfer any such shares unless advised by the Buyer that such provision has been complied with.

VII.      MISCELANEOUS

     8.01. FURTHER ASSURANCES. From time to time, at the Buyer's request and without further consideration, each stockholder will execute and deliver to the Buyer such documents and take such action as the Buyer may reasonably request in order to consummate more effectively the transactions contemplated hereby and to vest in the Buyer good, valid and marketable title to the Shares.

     8.02. PARTIES IN INTEREST. Except as otherwise expressly provided herein, all the terms and provision of this agreement shall be binding upon, shall inure to the benefit of, and shall be enforceable by the respective heirs, beneficiaries, personal and legal representatives, successors, and assigns of the parties hereto.

     8.03. ENTIRE AGREEMENT. This Agreement, including the exhibits, schedules, lists and other documents and writing referred to herein or delivered pursuant hereto, which form a part hereof, contains the entire understanding of the parties with respect to this subject matter.

     8.04. HEADINGS, ETC. The section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretations of this Agreement.

8.05. NOTICE. All notice, request, demands and other communications hereunder ("Notices") shall be in writing and shall be deemed to have been duly given if delivered or mailed (registered or certified mail, postage prepaid, return receipt requested) as follows:

If  to  Premier  ASP,  Inc.

To  the  address(es)  set  forth  on  Schedule  A.

If  to  the  -buyer:
Attention  To          Kirt  W.  James,  President
Company                Last  Company  Clothing,  Inc.
Address                24843  Del  Prado  Suite  318
City,  State,  Zip     Dana  Point,  Califorain  92629

Or  such  other  address(es)  as  any  party may have furnished to the others in

                                       30


writing in accordance herewith, except that Notices of change of address(es) shall only be effective upon receipt. All Notices shall be deemed received on the date of delivery or, if mailed, on the date appearing on the return receipt therefore,

     8.06. COUNTERPARTS. This agreement may be executed simultaneously in several counterparts, each of which be deemed an original but all of which together shall constitute one and the same instrument.

     8.07. This Agreement shall be governed by and construed pursuant to the laws of the Nevada


IX.  TERMINATION

This  Agreement  may  be  terminated  at  any time prior to the Closing Date by:

     9.01. Mutual Agreement of the Company's Stockholders, Premier ASP and LCCP.

     9.02. The Premier ASP Stockholders or Premier ASP, if there has been a breach by LCCP of any material representation, warranty, covenant or agreement set forth in this Agreement on the part of LCCP that is not cured, to the reasonable satisfaction of the Premier ASP Stockholders or Premier ASP, within 10 business days after notice of such breach is given by the Premier ASP Stockholders or Premier ASP (except that no cure period will be provided for a breach by LCCP that by its nature cannot be cured):

     9.03 LCCP, if there has been a breach by the Premier ASP Stockholders or Premier ASP of any material representation, warranty, covenant or agreement set forth in this Agreement on the part of the Premier ASP Stockholders or Premier ASP that is not cured by the breaching party, to the reasonable satisfaction of LCCP, within 10 business days after notice of such breach is given by LCCP
(except that no cure period will be provided for a breach by the premier ASP Stockholders or Premier ASP that by its nature cannot be cured);

     9.04 the Premier ASP Stockholders or LCCP, if the transactions contemplated by this Agreement have not been consummated prior to the Closing, unless the parties agree to extend such date; or

(1) The Premier ASP Stockholders or LCCP if any permanent injunction or other order of a governmental entity of competent authority preventing the consummation of the transactions contemplated by this Agreement has become final and non-appealable.

The party wishing to invoke its right to terminate this Agreement will notify the other parties in writing of its intention and setting forth an effective date for such termination.

                                       31


Effect of Termination. In the event of the termination of this Agreement as provided in Section 9, this Agreement will be of no further force or effect; provided, however, that no termination of this Agreement will relieve any party of liability for any breach of this Agreement that is based on a wrongful refusal or failure to perform any obligations or for any covenant that by its nature survives termination of this Agreement.



     IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the Stockholders of the Company and by a duly authorized officer of the Buyer on the date first written.


By:___________________________               By:_______________________________


Kirt  James,  President  and  Director               Curtiz  Gangi,  CEO
Last  Company  Clothing,  Inc.                    Premier  ASP,  Inc.

                                       32


                                    SCHEDULES



The schedules referred to in this Share Exchange Agreement and Plan of Reorganization are not filed herewith and are available upon request from the offices of the Company.

                                       33


--------------------------------------------------------------------------------
                                     Annex B
                             ANNUAL REPORT FOR LCCP
                                 ON FORM 10-KSB
--------------------------------------------------------------------------------

                                       34


                                  FORM 10-K-SB

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

               [X]  ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                       Commission File Number:  000-60567

                      For the Year ended December 31, 2000

                           Last Company Clothing, Inc.

     (briefly MIVI Biomedical Technologies and restored to Last Company Clothing, Inc.)

 Nevada                                                               88-0422308
(Jurisdiction  of  Incorporation)        (I.R.S.  Employer  Identification  No.)

24843  Del  Prado,  Suite  318,  Dana  Point  CA                           92629
(Address of principal executive offices)                              (Zip Code)

Registrant's  telephone  number,  including  area  code:         (949)  248-8933

The Common Stock registered pursuant to Section 12(g)of the Act: Common Stock 97,936,000

Yes [X] No [ ] (Indicate by check mark whether the Registrant (1) has filed all report required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports) and (2) has been subject to such filing requirements for the past 90 days.)

[] (Indicate by check mark whether if disclosure of delinquent filers ( 229.405) is not and will not to the best of Registrant's knowledge be contained herein, in definitive proxy or information statements incorporated herein by reference or any amendment hereto.)

As of 12/31/00, the number of shares outstanding of the Registrant's Common Stock was 97,936,000

As of 12/31/00, the aggregate number of shares held by non-affiliates was approximately 9,936,000 shares.


                        Exhibit  Index  is  found  on  page  15

                                       35



Introduction                                                                  37

PART  I                                                                       37

Item  1.  Description  of  Business                                           37
      (a)  Business  Development                                              37
      (b)  Business  of  the  Registrant                                      38
      (c)  Reverse  Acquisition  Contingency                                  40

Item  2.  Description  of  Property                                           42

Item  3.  Legal  Proceedings                                                  42

Item  4.  Submission  of  Matters  to  a  Vote  of  Security  Holders         42

PART  II                                                                      43

Item  5.  Market  for  Common  Equity  and  Stockholder  Matters              43
      (a)  Market  Information                                                43
      (b)  Holders                                                            43
      (c)  Dividends                                                          43
      (d)  Reverse  Acquisitions                                              43
      (e)  Sales  of  Unregistered  Common  Stock                             43

Item  6.  Management's  Discussion  and  Analysis  or Plan of Operation       44
      (a)  Plan  of  Operation:  Next  Twelve  Months                         44
      (b)  Discussion  and  Analysis  of  Financial  Condition  and  Results  of
           Operations                                                         46
      (c)  Reverse  Acquisition  Candidate                                    47

Item  7.  Financial  Statements                                               47

Item  8.  Changes  In  and  Disagreements  With  Accountants
          on  Accounting  and  Financial  Disclosure                          47

PART  III                                                                     48

Item  9.  Directors and Executive Officers, Promoters and Control Persons     48

Item  10.  Executive  Compensation                                            48

Item  11.  Security Ownership of Certain Beneficial Owners and Management     49
      (a)  Security Ownership of Certain Beneficial Owners                    49
      (b)  Security Ownership of Management                                   49
      (c)  Changes  in  Control                                               50

Item  12.  Certain  Relationships  and  Related  Transactions                 51

Item  13.  Exhibits, Financial Statement Schedules, and Reports on Form 8-K   51
      (a)  Financial  Statements                                              51
      (b)  Form  8-K  Reports                                                 51
      (c)  Exhibits                                                           51

                                       36



                                  INTRODUCTION


                                     PART  I


                        ITEM  1.  DESCRIPTION  OF  BUSINESS.


 (A)  BUSINESS  DEVELOPMENT.

      (1) FORM AND YEAR OF ORGANIZATION. We were duly incorporated in Nevada on March 26, 1999. On March 26, we made our initial issuance of 2,228,400 Founders Shares of Common Stock to five founders, one principal affiliate founder, and four non-affiliate founders. Founders shares were issued pursuant to section 4(2) of the Securities Act of 1933 and were issued as Restricted Securities in accordance with Rule 144(a). Our principal affiliate founder was Intrepid International Ltd. ("Intrepid"), our principal developmental consultant. The control block issued to Intrepid was issued for developmental purposes only, and not for resale. Intrepid shares represent an interim holding, to be cancelled eventually in whole or part, and not subject to resale without registration.
Please see Item 12 of Part III for more information about Intrepid and its personnel. Also, on March 26, 1999, we opened a limited offering of 300,000 shares of common stock, pursuant to Regulation D, Rule 504, as then in force, extended to persons with pre-existing relationships with Intrepid and its management, and to persons introduced to us by such persons. The offering closed April 3, 1999. 220,000 shares had been placed at $0.50 per share, for a total of $110,000.00. No commissions or underwriting were involved to discount these proceeds received by us. Accordingly 2,448,400 shares of our common stock were issued and outstanding.

     BRIEF INTERRUPTION. On or about July 5, 2000, our shareholders, authorized us to consider an opportunity to acquire M-I Vascular Innovations, Inc., which acquisition, if consummated would have changed our business plan, and might have resulted in a change of control; but, that acquisition was not consummated and did not proceed. We abortively changed our name to MIVI Biomedical Technologies, Inc., but restored our original name soon thereafter, and resumed our intention to pursue our original business plan.

     Pursuant to that shareholder action, on or about July 5, 2000, we also (1) increased the number of authorized directors to a maximum of 15; (2) effected an increase in the authorized capital of the Corporation, from the present 50,000,000 shares, to 100,000,000 shares of common stock; and (3) effected a forward split of the issuer's common stock, every one share to become two shares. The record date for entitlement to the forward split was July 20, 2000. The date for distribution of the additional one share for every share owned, as of the close of business on July 20, 2000, was July 28, 2000. These actions were duly effected. Accordingly, our 2,448,400 (pre-split) shares of issued and outstanding were increased to 4,896,800. On or about November 15, 2000, pursuant to shareholder action, we (1) restored the corporate name from MIVI Biomedical Technologies, Inc. to its former name Last Company Clothing, Inc., and (2) effected a 20 for 1 forward split of the issuer's common stock, every one share to become twenty shares. The Record Date for Entitlement was December 1, 2000 and the Distribution Date was December 4, 2000. The resulting shares issued and outstanding is 97,936,000. The following table is provided to illustrate the effect of the two forward splits.


                                     2  for  1      .  20  for  1
-----------------------------------------------------------------
Founders  Shares        2,228,400    4,456,800         89,136,000
Investors                 220,000      440,000          8,800,000
Total  Issued           2,448,400    4,896,800         97,936,000


      (2) BANKRUPTCY, RECEIVERSHIP OR SIMILAR PROCEEDING. None from inception to date.

 (B) BUSINESS OF THE REGISTRANT. From inception to date (with a brief interruption), our business plan has been to engage in the business of importing and wholesaling a line of clothing to serve the retail trade known as the "action sports" or "extreme" sports industry.

     The primary target market is "generation Y" (ages 11-20) and "generation X" (ages 21-30). We intend to make available a wide variety of fashions and accessories for each of the distinctive tastes. Our market will be stores that sell the kinds of products we intend to offer. These are stores which offer their customers such products as sports clothing, equipment, accessories, used in such sports as surfing, skateboarding, in-line skating, motor-sports, biking and snow boarding.

     THE MARKET for these products, and the clothing we will offer, is based upon the growing appeal and "counter-culture" market, which thrives on active participation in non-traditional sports. It is our conclusion that many of generations X and Y want to be identified by the distinctive looks of the various sports, each sport with its own unique style of dress: surfers as surfers, skateboarders, snowboarders, each as such. Much of this fashion is identified as "hip-hop" or "punk", with the look of baggy clothing, longer shorts, "cool" logos, "sick" athletic shoes, and such. For this reason a very wide variety of clothing, fashions and accessories will be offered for these distinctive tastes. We are directing principal attention to ownerships of multiple retail locations in Southern California, as our initial launch targets. We expect that once the retail locations have been acquired, we will be able to benefit from common management, purchasing policies, and secondary marketing efforts by the retail vendors. We believe that such a carefully controlled launch will be more likely to succeed, in contrast to an attempt to interest too many different outlets all at an initial launch. Once a marketing base is established, we feel that expansion to include more targets will be facilitated and manageable.

     WEBSITE DIRECT SALES. We have drawn the following general information from ActivMedia Research: http://www.activmediaresearch.com and ePaynews.com/statistics, regarding the general characteristics of goods/service type tangible goods, in the direct retail sales industry.

      (1)  The optimal online consumer target market is indeed generations X and
Y. The projected percent of customers who purchase on-line is 30%. Delivery for on-line sales is by traditional shipping. The average on-line transaction amount for e-commerce enabled sites for all demographic markets is $244 for business to

                                       37


consumer and $800 for business to business. Margins are 34-40%. The support required is low to moderate. There are some communication and cultural barriers to exporting which need to be considered when international sales are addressed. The primary advantage to on-line sales is convenience and time-saving. Visual and/or audio previewing is important. Product customizing is not indicated as desirable for on-line marketing. Website costs are about $100 to start, with about $300 per month ongoing. Website marketing does not obviate traditional forms of advertising. It is important to advertise products and make the website address known.

      (2) There are certain industry standards, or indicators of success, using website marketing of extreme sports clothing. Existing sales should increase by hundreds or perhaps thousands of new prospects. International inquiries can be reasonably projected to reach 35% of total hits. Telecommunications costs will increase but may be offset substantially with the reduced facsimiles and reduced costs of catalog distribution, with potentially higher margins.

      (3) The future in direct sales is online. In 1999 over 6 million direct sales online transactions resulted in $200 million in revenue which consisted of 1.1% of the retail market. By 2010, over 29 million transactions will result in over $1.1 trillion in revenue and will consist of 10-24 % of the direct retail market (Source: Peppers & Rogers Group). In 1999 Worldwide online transactions were $145 billion. By the year 2004 Worldwide online transactions will reach $7.29 trillion, (Source: Gartner Group). In 1999 over 34% of online companies operated within a profit. By 2002 over 42% of online companies with at least three years of online operations will operate profitability.

     Accordingly, we plan to pursue wholesale distribution to retail outlets as well as developing direct website sales. Our website catalog will include the same sporting goods and apparel at prominent Southern California retailers, initially. We will seek, over time, to introduce new and less familiar products as trends develop.

     Fewer than half a billion dollars in revenues were generated on the World Wide Web during 1995. However, that was a growth rate of more than 2100% over 1994. In 1999, Internet transactions reached $95 billion. In 2002, with the continued growth and consumer familiarity with the Internet, Internet transactions will reach $466 billion. Currently, the major share of such online revenues are divided among fewer than a thousand companies.

     FULFILLMENT. We have not determined yet whether to attempt to handle our own fulfillment of website orders, but it is likely that we will begin by handling these functions ourselves. With increasing success, measured by volume of sales, it will be necessary to out-source these functions with one of several established out-sourcing firms.

     LOAN FINANCING NOT PRACTICAL. There is little likelihood that we will seek loan financing during our present development stage, first because it is unlikely that we could obtain it, and second, that debt service is not as attractive as capital formation in stages over time. It may be necessary for the issuer to obtain this minimal funding by borrowing, possibly with a guaranty from its officers, directors or principal shareholder, for minimal corporate maintenance, as described in Item 2, Management's Discussion and Analysis.

                                       38


     DEPENDENCE ON MANAGEMENT. This Company is required to rely on Management's skill, experience and judgement, both in regard to extreme selectivity, and in any final decision to pursue any particular business venture, as well as the form of any business combination, should agreement be reached at some point to acquire or combine. Please see Item 2 of this Part, Managements Discussion and Analysis or Plan of Operation, and also Item 7 of this Part, Certain Relationships and Related Transactions.

     CHECKLIST  OF  OTHER  TOPICS:

      (4) STATUS OF ANY PUBLICLY ANNOUNCED NEW PRODUCT OR SERVICE. None to date.

      (5) COMPETITIVE BUSINESS CONDITIONS AND THE SMALL BUSINESS REGISTRANT'S COMPETITIVE POSITION IN THE INDUSTRY. Other established and better capitalized firms are engaged in the business we propose to enter. Competition in this industry is intense and the intensity is expected to increase, both in wholesale and direct website marketing.

      (6) SOURCES OF AND AVAILABILITY OF RAW MATERIALS AND THE NAMES OF PRINCIPAL SUPPLIERS. Numerous sources of sports apparel are available world wide from manufacturers, other wholesalers and distributors.

      (7)  DEPENDENCE  ON  ONE  OR  A  FEW  MAJOR CUSTOMERS. Not Applicable yet.

      (8) PATENTS, TRADEMARKS, LICENSES, FRANCHISES, CONCESSIONS, ROYALTY AGREEMENTS OR LABOR CONTRACTS. None.

      (9) NEED FOR ANY GOVERNMENT APPROVAL OF PRINCIPAL PRODUCTS OR SERVICES AND STATUS. Not Applicable. We do not intend to engage in importation or sales of products which require specific governmental approval or licensing.


      (10) EFFECT OF EXISTING OR PROBABLE GOVERNMENTAL REGULATIONS ON THE BUSINESS. Not Applicable.

      (11) ESTIMATE OF AMOUNT SPENT ON RESEARCH AND DEVELOPMENT IN EACH OF LAST TWO YEARS. None.

      (12)  COSTS  AND  EFFECTS  OF  COMPLIANCE  WITH  ENVIRONMENTAL  LAWS.  Not
Applicable

      (13) NUMBER OF TOTAL EMPLOYEES AND FULL-TIME EMPLOYEES. None at this time, other than our Officers and Directors.

      (14) YEAR 2000 COMPLIANCE, EFFECT ON CUSTOMERS AND SUPPLIERS. None. We have encountered and expect to encounter no difficulties resulting from year 2000 compliance problems.


 (C) REVERSE ACQUISITION CONTINGENCY. We are not a candidate for a reverse acquisition transaction. We are committed presently to the development of our

                                       39


business plan. A mature and businesslike evaluation of our affairs require the consideration of the foreseeable possibility of business failure. Accordingly, this Registration Statement will include a discussion of that contingency, which, although uncertain, and which may not occur. While we have no present plans to engage in Reverse Acquisition transactions, such transactions are possible and forseeable, and for the reason that we are thinly capitalized, and have ambitious plans for a capital intensive business, with no assurance that our capital needs will be realized. We feel that additional disclosure regarding such a contingency is appropriate and we provide a discussion and disclosure. A reverse acquisition is a formal acquisition by a non-operating company of a going business, in which control passes to the owners of the acquired target company or business. It is actually an acquisition of the non-operating corporation by the owners of the target, in substance, and is labeled "reverse" for that reason. While we do not intend to become a candidate for such an acquisition, and while we intend to pursue our business plan as disclosed, we have indicated that substantial risks of failure attend our efforts. If our business fails, we would cease to be a going-concern. In that event we might find ourselves to have become such a candidate.

     Certain important consequences may attend such a contingency. We may be deemed a Blank Check Company as defined in Rule 419, essentially a company with no business or business plan, except to search for a business acquisition or combination. In such a contingency, our officers, directors, affiliates, and their transferees, if any, may be deemed promoters and underwriters with respect to the shares owned by them, or any shares issued to them in connection with the transaction. The result would be that such shares would not be entitled to reliance on ordinary resale rules, and would not be entitled to resale without registration or an exemption from registration as may be available at the time of any proposed sale.

      REGISTRANT'S COMPETITIVE POSITION WITH RESPECT TO REVERSE ACQUISITION. Other better capitalized firms are engaged in the search for acquisitions or business combinations which firms may be able to offer more and may be more attractive to acquisition candidates. Other non-operating companies may have a substantial reserve of cash, which we would not have in the case of such a contingency. We have no significant pool of cash we could offer and no capital formation incentive exists for our selection. We have a limited shareholder base insufficient for acquisition target companies wishing to proceed for application to NASDAQ. In comparison to other public shell companies we are unimpressive, in the judgment of management, and totally lacking in unique features which would make us more attractive or competitive than other public shell companies
 . While management believes that the competition of other public shell companies is intense and growing, it has no basis on which to quantify its impression.

     LIMITED SCOPE AND NUMBER OF POSSIBLE ACQUISITIONS: In the event of such a contingency, we would not intend to restrict our consideration to any particular business or industry segment, and we may consider, among others, finance, brokerage, insurance, transportation, communications, research and development, service, natural resources, manufacturing or high-technology. Of course, because of our limited resources, the scope and number of suitable candidate business ventures available would be limited accordingly, and most likely we would not be able to participate in more than a single business venture. Accordingly, it is anticipated that we would not be able to diversify, but may be limited to one merger or acquisition because of limited financing. This lack of diversification would not permit us to offset potential losses from one business opportunity

                                       40


against  profits  from  another.


                        ITEM  2.  DESCRIPTION  OF  PROPERTY.

     The Registrant has no property and enjoys the non-exclusive use of office and telephone services of its officers and attorneys. The Registrant neither owns nor leases any real or personal property. Office services are provided without charge. Such costs are immaterial to the financial statements and, accordingly have not been reflected therein. We do not pay for incidental office services. We may be billed for extraordinary office services, such as copying and printing, and major mailings. Any such extraordinary charges are included in our general and administrative expenses.


                           ITEM  3.  LEGAL  PROCEEDINGS.

     There are no legal proceedings pending, threatened or suspected, by or against us, as of the preparation of this Report.


          ITEM  4.  SUBMISSION  OF  MATTERS  TO  A  VOTE  OF  SECURITY  HOLDERS.


     On or about July 5, 2000, pursuant to shareholder action, we (1) increased the number of authorized directors to a maximum of 15; and (2) effected an increase in the authorized capital of the Corporation, from the present 50,000,000 shares, to 100,000,000 shares of common stock; and (3) effected a forward split of the issuer's common stock, every one share to become two shares. Then, on or about November 15, 2000, we effected a further forward split, twenty shares for every one shares. The following table is provided to illustrate the effect of the two forward splits.

                                         2  for  1      20  for  1
------------------------------------------------------------------
Founders  Shares         2,228,400       4,456,800      89,136,000
Investors                  220,000         440,000       8,800,000
Total  Issued            2,448,400       4,896,800      97,936,000

                                       41


                                     PART  II


           ITEM  5.  MARKET  FOR  COMMON  EQUITY  AND  STOCKHOLDER  MATTERS.


 (A) MARKET INFORMATION. Our Common Stock is not quoted Over the Counter on the Bulletin Board ( OTCBB ). Our Common Stock is cleared for quotation Over the Counter in the NQB Pink Sheets. To the best of the Registrant's knowledge and belief, there has been limited market activity, buying or selling, of the common stock of this Registrant, in brokerage transactions.

 (B) HOLDERS. There are presently approximately 37 shareholders of our common stock.

 (C) DIVIDENDS. No dividends have been paid by the Company on its Common Stock or other Stock and no such payment is anticipated in the foreseeable future. We have not paid any cash dividends on our Common Stock, and do not anticipate paying cash dividends on its Common Stock in the next year. We anticipate that any income generated in the foreseeable future will be retained for the development and expansion of our business. Future dividend policy is subject to the discretion of the Board of Directors and will depend upon a number of factors, including future earnings, debt service, capital requirements, business conditions, the financial condition of the Company and other factors that the Board of Directors may deem relevant.

 (D) REVERSE ACQUISITIONS. A reverse acquisition of a target business or company would be expected to involve a change of control of the Registrant, and the designation of new management. The financial statements of this Registrant would become largely unreflective of the true condition of the Registrant after such an acquisition. Shareholder approval would be required, pursuant to the laws of the State of Nevada, to approve the acquisition, change of control, and any material corporate changes incidental to the reorganization of this Registrant. In connection with the solicitation of shareholder approval, whether or not proxies are solicited, the Registrant would provide shareholders with the fullest possible disclosure of all information material to shareholder consideration, and such disclosure would include audited financial statements of the target entity, if available. If shareholder approval is sought in advance of audited financial statements of an acquisition target, the authority of management to consummate any transaction would be contingent on a proper audit of the target meeting the criteria of any un-audited information relied upon by shareholders. We are not searching for a profitable business opportunity. We are pursuing our business plan. This contingency is disclosed for the possibility that our business might fail. We are not presently a reverse acquisition candidate. Should our business fail, we would not be able effectively, under current laws and regulations, to attract capital, and would be required to seek such an acquisition to achieve profitability for our shareholders.

 (E) SALES OF UNREGISTERED COMMON STOCK. We were incorporated in Nevada only recently, on March 26, 1999. On March 26th, we made our initial issuance of 2,228,400 Founders Shares of Common Stock to five founders, one principal

                                       42


affiliate founder, and four non-affiliate founders. These four non-affiliate founders were known to management to be highly sophisticated persons, by virtue of pre-existing business relationships with our management. They provided assistance, consultation and introductions to us in connection with the founding of our company. Founders shares were issued pursuant to section 4(2) of the Securities Act of 1933 and were issued as Restricted Securities in accordance with Rule 144(a), for such services.

      On March 26, 1999, we opened a limited offering of 300,000 shares of common stock, pursuant to Regulation D, Rule 504, as then in force, extended to persons with pre-existing relationships with Intrepid and its management, and to persons introduced to us by such persons. The offering closed June 3, 1999. 220,000 shares had been placed at $0.50 per share, for a total of $110,000.00.


No commissions or underwriting were involved to discount these proceeds received by us. There were 32 subscribers. No offers were extended to persons who did not subscribe.


                                        2  for  1      20  for  1
-----------------------------------------------------------------
Founders  Shares        2,228,400       4,456,800      89,136,000
Investors                 220,000         440,000       8,800,000
TOTAL  ISSUED           2,448,400       4,896,800      97,936,000
Affiliates              2,200,000       4,400,000      88,000,000
Non-affiliates.           248,400         496,800       9,936,000
TOTAL  ISSUED           2,448,400       4,896,800      97,936,000


       ITEM  6.  MANAGEMENT'S  DISCUSSION  AND  ANALYSIS  OR  PLAN OF OPERATION.


 (A) PLAN OF OPERATION: NEXT TWELVE MONTHS. The entry into an established marketing field is never quick or easy. There are two initial problems: establishing sources of products, and identifying markets for them. Since about May, of 1999, we have been engaged in designing our intended web-site. The process has included careful study of competing websites, and a discrete survey of products on the shelf in retail stores. The major domestic suppliers of sports wear have been identified, and the inventory of international sources is currently incomplete and in progress. Since July of 1999, we have been conducting informal surveys of young people, the target market, to determine present and future trends in tastes and new technologies continually being incorporated into action sports products and accessories. We have been studying international trade and tariff agreements, in an effort to determine what issues and expenses we may face in importation from Europe, Asia, and Latin American countries, and in searching for correspondents in these countries and regions.

     We remain essentially a start-up development stage company, with limited capital resources. Our initial funding has been devoted to organization and pre-launch activities. It is manifestly clear that our present funding is not sufficient for the launch of its operations, and that the issuer must interest investors in one or more secondary capital formation programs before it can launch. Management is now engaged in evaluating the feasibility of further limited offerings or private placements, whether to develop a program for investors involving royalties or profit participation in actual product sales, with investments tied to specific products, or whether to attempt to register securities for sale, pursuant to 5 of the Securities Act of 1933. It is the conclusion of management that significant additional capital formation is necessary to launch our operations successfully.

                                       43


      (1) CASH REQUIREMENTS AND OF NEED FOR ADDITIONAL FUNDS, TWELVE MONTHS. This Registrant has no substantial cash requirements for the next twelve months, to remain in its present pre-launch condition. It is the opinion of management that we would require about $100,000 to launch our operations in the next twelve months. These funds might be raised from a combination of two sources: advances from existing shareholders, or the further placement of common stock, either before or after any acquisition.

     First, to sustain our corporation in pre-launch mode we have indicated substantial self-sufficiency, for the reason that we would, in that event, anticipate no activity during that period, other than compliance with our reporting requirements. Our required management, legal and professional service requirements during that period are believed to be capable of being secured for deferred payment or payment in new investment shares of common stock. There is a significant exception to the previous statement. Our Auditor cannot lawfully or properly be compensated otherwise than by payment for services in cash as billed by such independent auditor. This significant cash requirement is foreseen to be not less than $5,000.00 nor more than $10,000.00 during the next twelve months. This minimal funding by borrowing, possibly with a guarantee from its officers, directors or principal shareholder. There is no assurance possible that even these minimal requirements for cash can be met. The failure to maintain current auditing of the corporate affairs would result in the failure to meet our intentions to file periodic reports, voluntarily or otherwise, at the close of its next fiscal year, December 31, 2001. The expenses of its audit, legal and professional requirements, including expenses in connection with this 1934 Act Registration of its common stock, may be advanced by its management and principal shareholder. No significant cash or funds are required for Management to evaluate possible transactions. No such activity is expected for at least the next six months.

     Our auditor has commented, Note 3: The Company is a development stage company as defined in Financial Accounting Standards Board Statement No.7. It is concentrating substantially all of its efforts in raising capital and developing its business operations in order to generate significant revenues. As previously noted we are actively engaged in limited pre-launch investigations; however it is clear that we will require substantial capital to launch our operations.

      Second, in the more important and desirable event that operations are to be launched during the next twelve months, as intended, it will be necessary for us to obtain sufficient working capital to insure that our operations could continue for long enough to achieve profitability.

     While we have disclosed the results of such a contingency, do not anticipate any such contingency upon which we would voluntarily cease filing reports with the SEC, even though we might cease to be required to do so under current rules. It is in our compelling interest to be a reporting company and to report our affairs quarterly, annually and currently, as the case may be, generally to provide accessible public information to interested parties, and also specifically to maintain its qualification for the OTCBB, if and when the Registrant's intended application for submission be effective. Capital formation programs cannot be approached responsibly without our maintenance of our reporting status.

                                       44


 (B)  DISCUSSION  AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS.

      (1) OPERATIONS AND RESULTS FOR THE PAST TWO FISCAL YEARS. We were incorporated in March of 1999. We have not launched our operations. Our activity during this last year has been confined to the identification of markets and sources of products for resale. We briefly considered a Reverse Acquisition but abandoned that project. We have renewed our intention to continue to renew our original plan, and we have disclosed a forseeable contingency, indicated by our present condition, that a reverse acquisition contingency exists.

     Our  Balance  Sheet  is  substantially  unchanged.


Balance  Sheet:              December  31   December  31
SELECTED  INFORMATION             2000          1999
--------------------------------------------------------
Cash  and  Equivalents               2,779         8,979
Current  Assets                      2,779         8,979
Total  Assets                        2,779         8,979
Accounts  Payable                        -             -
Total  Liabilities                       -             -
Common  Stock                       97,936        97,936
Paid-in  Capital1                    4,292        14,292
Accumulated  Deficit             (109,449)     (103,249)
Total  Equity                        2,779         8,979
Total  Liabilities  and  Equity      2,779         8,979


     Our Operations for year 2000, have consisted of minimal activity involving NASD correspondence in connection with our attempt to up-grade our quotation from the NQB Pink Sheets to the OTCCB. Our Operations for 1999 consisted of the 1934 Act Registration of our common stock.

                                           For  the       Inception    Inception
                                            Years         March  26,   March 26,
                                            Ended.        1999         1999
                                           December     .  To            To
                                               31       December      December
                                             2000          31            31
                                             1999         2000          2000
------------------------------------------------------------------------------
 Operations
SELECTED  INFORMATION
Revenues:                               $     1,000            0   $     1,000

 Total  Revenues                              1,000            0         1,000
General  &  Administrative                  (7,200)    (103,249)     (110,449)

 Total  Expenses                            (7,200)    (103,249)     (110,449)
Net  (Loss)                                 (6,200)    (103,249)     (109,449)

Net  Loss  per  share                       (.0006)      (.0011)       (.0011)

Weighted  average  shares  outstanding.   97,936,000   95,980,440    97,097,902

                                       45


      (2) FUTURE PROSPECTS. We are unable to predict when we may launch our intended operations, or failing to do so, when and if we may elect to participate in a business acquisition opportunity. The reason for this uncertainty arises from its limited resources, and competitive disadvantages with respect to other public or semi-public issuers, and uncertainties about compliance with NASD requirements for trading on the OTCBB. Notwithstanding the foregoing cautionary statements, assuming the continuation of current conditions, we would expect to develop a capital formation strategy and launch operations during the next twelve to eighteen months, if we can effect quotation of our common stock on the OTCBB.

     There can be no assurance that we would be successful in raising capital through private placements or otherwise. Even if we are successful in raising capital through the sources specified, there can be no assurances that any such financing would be available in a timely manner or on terms acceptable to us and our current shareholders. Additional equity financing could be dilutive to our then existing shareholders, and any debt financing could involve restrictive covenants with respect to future capital raising activities and other financial and operational matters.

 (C) REVERSE ACQUISITION CANDIDATE. We are not searching for a profitable business opportunity. This contingency is disclosed for the possibility that our business might fail. We are not presently a reverse acquisition candidate. Should our business fail, we would not be able effectively, under current laws and regulations to attract capital, and would be required to seek such an acquisition to achieve profitability for our shareholders.


                         ITEM  7.  FINANCIAL  STATEMENTS.

     Please see the Exhibit Index found on page 15 of this Report. The financial statements listed therein, attached hereto and filed herewith are incorporated herein by this reference as though fully set forth herein.


             ITEM  8.  CHANGES  IN  AND  DISAGREEMENTS  WITH  ACCOUNTANTS
                     ON  ACCOUNTING  AND  FINANCIAL  DISCLOSURE.

                                      None.

                                       46


                                    PART  III


    ITEM  9.  DIRECTORS  AND  EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS.

     The following persons are or were our Officers and Directors of Registrant, having taken office from the inception of our corporation, to serve until their successors might be elected or appointed. The time of the next meeting of shareholders has not been determined.

     Kirt W. James, (age 43) President/Directory has a lifelong background in marketing and sales. From 1972 to 1987, Mr. James was responsible for sales and business administrative matters for Glade N. James Sales Co., Inc. and from 1987 to 1990 Mr. James built retail markets for American International Medical Supply Co., a publicly traded company. In 1990 he formed and became President of HJS Financial Services, Inc., and was responsible for the day to day business operations of the firm as well as consultation with Clients concerning their business and Product Development. He remains the President and Sole Shareholder of HJS, which is presently substantially inactive. During the past five years Mr. James has been involved in the valuation of private companies for internal purposes, and as a consultant to private companies engaged in the private sale and acquisition of other private businesses. He has also assisted private and public companies in planning for entry into the public market place. Mr. James is not and has never been a broker-dealer. He has acted primarily as consultant, and in some cases has served as an interim officer and director of public companies in their development stage. The following disclosure identifies those public companies with which he has been involved during the past five years:
Earth Industries, Inc., EditWorks, Ltd., Market Formulation & Research, Inc., Mex Trans Seafood Consulting, Inc., BBB-Huntor Associates, Inc., eWorld Travel Corp., Knowledge Networks, Inc., and North American Security & Fire. He is also an Officer and Director of Oasis 4th Movie Project, an operating non-trading company, and DP Charters, Inc. a public company currently quoted on the OTCBB.

     Pete Chandler, (age 31) Secretary-Treasurer/Director was born and raised in Northern Utah, where he received a Bachelor of Science Degree from Weber State University, in finance and business administrations. He also attended DeVry Institute of Technology in Phoenix Arizona, where he studied computer information and accounting systems. He serves as Director of Research & Finance, for Corporate Relations & Management, Inc., from August 1999 and presently. From February 1997 until August 1999, he served as financial markets liaison to Jordan Richards Associates. From October 1994 until October 1996, he was an investment consultant to Everen Securities. From January 1, 1994 to October 1994, he was an agent for New York Life Insurance Company. From August 1993 to December 1993, he was a sales and leasing representative for Freeway Oldsmobile, Cadillac, Mazda. Mr. Chandler is a Board Member of the Foster Care Citizens Board, appointed in 1995, and involved in its community service activities. Mr. Chandler serves on the Board of Directors of the following corporations: Ecklan Corporation, NetAir.com, Inc., and Snohomish Equity Corporation. He resigned without objection for personal reasons in October of 2000.

                                       47


                        ITEM  10.  EXECUTIVE  COMPENSATION.

     There is no present program of executive compensation, and no plan or compensation is expected to be adopted or authorized until we launch operations and achieve revenues. Intrepid International, our principal shareholder, provides our management services and the services of Mr. James, its officer. Intrepid bills us on a time-fee basis. Its billings are reflected as general and administrative expenses on our financial statements. Mr. James is not compensated directly for his services to us. He is beneficially interested in the general profitability of Intrepid International Ltd. Our affairs have not required a substantial commitment of time by Mr. James to date. Mr. Chandler did not accrue any compensation as of this filing. Mr. Chandler devoted only insubstantial time to our affairs before his resignation.


    ITEM  11.  SECURITY  OWNERSHIP  OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.

 (A) SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS. To the best of Registrant's knowledge and belief the following disclosure presents the total security ownership of all persons, entities and groups, known to or discoverable by Registrant, to be the beneficial owner or owners of more than five percent of any voting class of Registrant's stock. More than one person, entity or group could be beneficially interested in the same securities, so that the total of all percentages may accordingly exceed one hundred percent of some or any classes. Please refer to explanatory notes if any, for clarification or additional information. The Registrant has only one class of stock; namely Common Stock.

 (B) SECURITY OWNERSHIP OF MANAGEMENT. To the best of Registrant's knowledge and belief the following disclosure presents the total beneficial security ownership of all Directors and Nominees, naming them, and by all Officers and Directors as a group, without naming them, of Registrant, known to or discoverable by Registrant. More than one person, entity or group could be beneficially interested in the same securities, so that the total of all percentages may accordingly exceed one hundred percent of some or any classes. Please refer to explanatory notes if any, for clarification or additional information.

             The  Remainder  of  this  Page  is  Intentionally  left  Blank

                                       48


                                    TABLE  A/B
                                  COMMON  STOCK
                 OFFICERS  AND  DIRECTORS  AND  OWNERS  OF  5%  OR  MORE


 Name and Address of Beneficial Owner          Actual            %
                                              Ownership
-----------------------------------------------------------------
Kirt  W.  James  (1)                          88,000,000    89.85
24843  Del  Prado  #318
Dana Point CA 92629 Sole Officer/Director
-----------------------------------------------------------------
All  Officers  and  Directors  as  a  Group   88,000,000    89.85
-----------------------------------------------------------------
Intrepid  International  Ltd.  (1)            88,000,000    89.85
24843  Del  Prado  #318
Dana  Point  CA  92629
-----------------------------------------------------------------
Total  Other  5%  Owners                      88,000,000    89.85
-----------------------------------------------------------------
TOTAL  ALL  AFFILIATES                        88,000,000    89.85
-----------------------------------------------------------------
Total  Shares  Issued  and  Outstanding       97,936,000   100.00
-----------------------------------------------------------------


(1) Mr. James is an Officer of Intrepid International Ltd., our principal shareholder. Please see Item 7, Relationships and Transactions, for more information and disclosure about Intrepid. The control block issued to Intrepid was issued for developmental purposes only, and not for resale. Intrepid shares represent an interim holding, to be cancelled eventually in whole or part, and not subject to resale without registration. Please see Item 12 of Part III for more information about Intrepid and its personnel.

 (C) CHANGES IN CONTROL. There are no arrangements known to Registrant, including any pledge by any persons, of securities of Registrant, which may at a subsequent date result in a change of control of the Registrant.


            ITEM  12.  CERTAIN  RELATIONSHIPS  AND  RELATED  TRANSACTIONS.

     We have identified Intrepid International, Ltd. (Nevada) as our principal Consultant. We are billed by Intrepid for services of Intrepid's personnel on a time-fee basis. The officers and directors of Intrepid are comprised of two individuals; Kirt W. James, and J. Dan Sifford, Jr. Both these individuals are U.S. citizens. Mr. James' biography is found in Item 9 of this Part III. For the past several years Mr. Sifford has served as United States Managing Director of Intrepid International, S.A. a Panama Corporation, providing consulting services to international private companies in approaching the United States public market place for products, financing and securities. Mr. Sifford is not and has never been a broker-dealer. He has acted primarily as consultant, and in some cases has served as an interim officer and director of public companies in their development stage.

     Intrepid stands as our principal shareholder.The control block of issued to Intrepid was issued for developmental purposes only, and not for resale. Intrepid shares represent an interim holding, to be cancelled eventually in whole or part, and not subject to resale without registration.

                                       49


   ITEM  13.  EXHIBITS,  FINANCIAL STATEMENT SCHEDULES, AND REPORTS ON FORM 8-K.


 (A)  FINANCIAL  STATEMENTS.  Please  see  Exhibit  Index  following.

 (B)  FORM  8-K  REPORTS.  None.

 (C)  EXHIBITS.  Please  see  Exhibit  Index  following.

Exhibit
Table
#      Table  Category  /  Description  of  Exhibit             Page  Number
--------------------------------------------------------------------------------
            [3]   ARTICLES/CERTIFICATES  OF  INCORPORATION,  AND  BY-LAWS
--------------------------------------------------------------------------------
3.1      Articles of Incorporation                                            54
--------------------------------------------------------------------------------
3.2      Articles of Amendment                                                57
--------------------------------------------------------------------------------
3.3      Articles of Amendment                                                59
--------------------------------------------------------------------------------
3.4       By-Laws                                                             61
--------------------------------------------------------------------------------
                              FINANCIAL  STATEMENTS
--------------------------------------------------------------------------------
FK-00     Audited  Financial  Statements  for the years ended December 31, 2000,
          1999                                                                73
--------------------------------------------------------------------------------

                                       50


                                   SIGNATURES

     In accordance with Section 13 of the Exchange Act, the registrant caused this report to signed on its behalf by the undersigned, thereunto authorized, and individually in the capacities stated.


                           LAST  COMPANY  CLOTHING,  INC.
Dated:  February  9,  2001
                                       by



/S/Kirt  W.  James          /s/Pete  Chandler
   Kirt  W.  James           Pete  Chandler
   president/director        secretary/director

                                       51


--------------------------------------------------------------------------------
                                   EXHIBIT  3.1

                            ARTICLES  OF  INCORPORATION
--------------------------------------------------------------------------------

                                       52


                            ARTICLES  OF  INCORPORATION
                                       OF
                           LAST  COMPANY  CLOTHING,  INC.


     ARTICLE  I.  The  name  of  the  Corporation is LAST COMPANY CLOTHING, INC.

     ARTICLE II. Its principal office in the State of Nevada is 774 Mays Blvd. #10, Incline Village NV 89452. The initial resident agent for services of process at that address is N&R Ltd. Group, Inc.

     ARTICLE III. The purposes for which the corporation is organized are to engage in any activity or business not in conflict with the laws of the State of Nevada or of the United States of America. The period of existence of the corporation shall be perpetual.

     ARTICLE IV. The corporation shall have authority to issue an aggregate of 50,000,000 shares of common voting equity stock of par value ($0.0001) per share, and no other class or classes of stock, for a total capitalization of $5,000. The corporation's capital stock may be sold from time to time for such consideration as may be fixed by the Board of Directors, provided that no consideration so fixed shall be less than par value.

     ARTICLE V. No shareholder shall be entitled to any preemptive or preferential rights to subscribe to any unissued stock or any other securities which the corporation may now or hereafter be authorized to issue, nor shall any shareholder possess cumulative voting rights at any shareholders meeting, for the purpose of electing Directors, or otherwise.

     ARTICLE VI. The name and address of the Incorporator of the corporation is William Stocker, 34700 Pacific Coast Highway, Suite 303, Capistrano Beach CA 92624. The affairs of the corporation shall be governed by a Board of Directors of not less than one (1) nor more than (7) persons. The Incorporator shall act as Sole Initial Director.

     ARTICLE VII. The Capital Stock, after the amount of the subscription price or par value, shall not be subject to assessment to pay the debts of the corporation, and no stock issued, as paid up, shall ever be assessable or assessed.

     ARTICLE VIII. The initial By-laws of the corporation shall be adopted by its Board of Directors. The power to alter, amend or repeal the By-laws, or adopt new By-laws, shall be vested in the Board of Directors, except as otherwise may be specifically provided in the By-laws.

     I THE UNDERSIGNED, being the Incorporator hereinbefore named for the purpose of forming a corporation pursuant the General Corporation Law of the State of Nevada, do make and file these Articles of Incorporation, hereby declaring and certifying that the facts herein stated are true, and accordingly have set my hand hereunto this Day,

                                       53


Dated:  March  25,  1999.
                               /S/William  Stocker
                                 William  Stocker
                                  Incorporator

                                       54


--------------------------------------------------------------------------------
                                   EXHIBIT  3.2

                              ARTICLES  OF  AMENDMENT
--------------------------------------------------------------------------------

                                       55


                     AMENDMENT  TO  ARTICLES  OF  INCORPORATION
                                       OF
                           LAST  COMPANY  CLOTHING,  INC.

                (AFTER  PAYMENT  OF  CAPITAL  AND  ISSUANCE  OF  STOCK)

WE THE UNDERSIGNED, Officers of LAST COMPANY CLOTHING, INC. ( the Corporation ) hereby certify:

     1. The Board of Directors of the Corporation at a meeting of duly convened and held on July 5, 2000 adopted a resolution to amend the Articles of Incorporation as Originally filed and/or amended.

     The  former  Article  read:

     ARTICLE  ONE.  The  name  of the corporation is Last Company Clothing, Inc.

     Article  One  is  superseded  and  replaced  as  follows:

     ARTICLE ONE. The name of the corporation is MIVI Biomedical Technologies, Inc.

THE FORMER ARTICLE IV READ: The corporation shall have authority to issue an aggregate of 50,000,000 shares of common voting equity stock of par value one mil ($0.0001) per share, and no other class or classes of stock, for a total capitalization of $5,000. The corporation's capital stock may be sold from time to time for such consideration as may be fixed by the Board of Directors, provided that no consideration so fixed shall be less than par value.

ARTICLE IV IS SUPERSEDED AND REPLACED AS FOLLOWS: The corporation shall have authority to issue an aggregate of 100,000,000 shares of common voting equity stock of par value one mil ($0.001) per share, and no other class or classes of stock, for a total capitalization of $100,000. The corporation's capital stock may be sold from time to time for such consideration as may be fixed by the Board of Directors, provided that no consideration so fixed shall be less than par value.

     The number of shares of the Corporation outstanding and entitled to vote on an amendment to the Articles of Incorporation is 2,448,400 of which 2,200,000, voted in favor; and the foregoing changes and amendment have been consented to and approved by a majority vote of the stockholders holding at least a majority of each class of stock outstanding and entitled to vote thereon.

/s/Kirt  W.  James     /s/Pete  Chandler
   Kirt  W.  James      Pete  Chandler
   president            secretary

                                       56


--------------------------------------------------------------------------------
                                   EXHIBIT  3.3

                              ARTICLES  OF  AMENDMENT
--------------------------------------------------------------------------------

                                       57


                     AMENDMENT TO ARTICLES OF INCORPORATION
                                       OF
                       MIVI BIOMEDICAL TECHNOLOGIES, INC.

                (AFTER PAYMENT OF CAPITAL AND ISSUANCE OF STOCK)

WE THE UNDERSIGNED, Officers of LAST COMPANY CLOTHING, INC. ( the Corporation ) hereby certify:

     1. The Board of Directors of the Corporation at a meeting of duly convened and held on October 5, 2000 adopted a resolution to amend the Articles of Incorporation as Originally filed and/or amended.


     The  former  Article  read:

     ARTICLE ONE. The name of the corporation is MIVI Biomedical Technologies, Inc.


     Article  One  is  superseded  and  replaced  as  follows:

     ARTICLE  ONE.  The  name  of the corporation is Last Company Clothing, Inc.


     2. The number of shares of the Corporation outstanding and entitled to vote on an amendment to the Articles of Incorporation is 2,448,400 of which 2,200,000 (89.85%), voted in favor on October 5, 2000; and the foregoing changes and amendment have been consented to and approved by a majority vote of the stockholders holding at least a majority of each class of stock outstanding and entitled to vote thereon.



/s/Kirt  W.  James        /s/Pete  Chandler
   Kirt  W.  James           Pete  Chandler
   president                 secretary

                                       58


--------------------------------------------------------------------------------
                                   EXHIBIT  3.4

                                     BY-LAWS
--------------------------------------------------------------------------------

                                       59


                                     BY-LAWS
                                       OF
                           LAST  COMPANY  CLOTHING,  INC
                              A  NEVADA  CORPORATION


                                    ARTICLE  I
                                CORPORATE  OFFICES


     The principal office of the corporation in the State of Nevada shall be located at 774 Mays Blvd. Suite 10, Incline Village NV 89451. The corporation may have such other offices, either within or without the State of incorporation as the board of directors may designate or as the business of the corporation may from time to time require.


                                   ARTICLE  II
                             SHAREHOLDERS'  MEETINGS

SECTION  1.  PLACE  OF  MEETINGS

     The directors may designate any place, either within or without the State unless otherwise prescribed by statute, as the place of meeting for any annual meeting or for any special meeting called by the directors. A waiver of notice signed by all stockholders entitled to vote at a meeting may designate any place, either within or without the State unless otherwise prescribed by statute, as the place for holding such meeting. If no designation is made, or if a special meeting be otherwise called, the place of meeting shall be the principal office of the corporation.

SECTION  2.  ANNUAL  MEETINGS

     The time and date for the annual meeting of the shareholders shall be set by the Board of Directors of the Corporation, at which time the shareholders shall elect a Board of Directors and transact any other proper business. Unless the Board of Directors shall determine otherwise, the annual meeting of the shareholders shall be held on the second Monday of March in each year, if not a holiday, at Ten o'clock A.M., at which time the shareholders shall elect a Board of Directors and transact any other proper business. If this date falls on a holiday, then the meeting shall be held on the following business day at the same hour.

                                       60


SECTION  3.  SPECIAL  MEETINGS

     Special meetings of the shareholders may be called by the President, the Board of Directors, by the holders of at least ten percent of all the shares entitled to vote at the proposed special meeting, or such other person or persons as may be authorized in the Articles of Incorporation.

SECTION  4.  NOTICES  OF  MEETINGS

     Written or printed notice stating the place, day and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten (10) days nor more than sixty (60) days before the date of the meeting, either personally or by mail, by the direction of the president, or secretary, or the officer or persons calling the meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail, addressed to the stockholder at his address as it appears on the stock transfer books of the corporation, with postage thereon prepaid.
Closing  of  Transfer  Books  or  Fixing  Record  Date.

     (a) For the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or stockholders entitled to receive payment of any dividend, or in order to make a determination of stockholders for any other proper purpose, the directors of the corporation may provide that the stock transfer books shall be closed for a stated period but not to exceed, in any case twenty (20) days. If the stock transfer books be closed for the purpose of determining stockholders entitled to notice or to vote at a meeting of stockholders, such books shall be closed for at least twenty
(20)  days  immediately  preceding  such  meeting.

     (b) In lieu of closing the stock transfer books, the directors may prescribe a day not more than sixty (60) days before the holding of any such meeting as the day as of which stockholders entitled to notice of the and to vote at such meeting must be determined. Only stockholders of record on that day are entitled to notice or to vote at such meeting

     (c) The directors may adopt a resolution prescribing a date upon which the stockholders of record are entitled to give written consent to actions in lieu of meeting. The date prescribed by the directors may not precede nor be more than ten (10) days after the date the resolution is adopted by directors.

                                       61


SECTION  5.  VOTING  LIST.

     The officer or agent having charge of the stock transfer books for the shares of the corporation shall make, at least ten (10) days before each meeting of stockholders, a complete list of stockholders entitled to vote at such meeting, or any adjournment thereof, arranged in alphabetical order, with the address of and number of shares held by each, which list, for a period of ten
(10) days prior to such meeting, shall be kept on file at the principal office of the corporation and shall be subject to inspection by any stockholder at any time during usual business hours. Such list shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any stockholder during the whole time of the meeting. The original stock transfer book shall be prima facie evidence as to who are the stockholders entitled to examine such list or transfer books or to vote at the meeting of stockholders.

SECTION  6.  QUORUM.

     At any meeting of stockholders, a majority of fifty percent plus one vote, of the outstanding shares of the corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of stockholders. If less than said number of the outstanding shares are represented at a meeting, a majority of the outstanding shares so represented may adjourn the meeting from time to time without further notice. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting originally notified. The stockholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

SECTION  7.  PROXIES.

     At all meetings of the stockholders, a stockholder may vote by proxy executed in writing by the stockholder or by his duly authorized attorney in fact. Such proxy shall be filed with the secretary of the corporation before or at the time of the meeting. Such proxies may be deposited by electronic transmission.

                                       62


SECTION  8.  VOTING.

     Each stockholder entitled to vote in accordance with the terms and provisions of the certificate of incorporation and these by-laws shall be entitled to one vote, in person or by proxy, for each share of stock entitled to vote held by such shareholder. Upon the demand of any stockholder, the vote for directors and upon any question before the meeting shall be by ballot. All elections for directors shall be decided by plurality vote; all other questions shall be decided by majority vote except as otherwise provided by the Certificate of Incorporation or the laws of Nevada.

SECTION  9.  ORDER  OF  BUSINESS.

     The order of business at all meetings of the stockholders, shall be as follows:

     a.     Roll  Call.
     b.     Proof  of  notice  of  meeting  or  waiver  of  notice.
     c.     Reading  of  minutes  of  preceding  meeting.
     d.     Reports  of  Officers.
     e.     Reports  of  Committees.
     f.     Election  of  Directors.
     g.     Unfinished  Business.
     h.     New  Business.


SECTION  10.  INFORMAL  ACTION  BY  STOCKHOLDERS.

     Unless otherwise provided by law, any action required to be taken, or any other action which may be taken, at a meeting of the stockholders, may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the stockholders entitled to vote with respect to the subject matter thereof. Unless otherwise provided by law, any action required to be taken, or any other action which may be taken, at a meeting of the stockholders, may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by a Majority of all of the stockholders entitled to vote with respect to the subject matter thereof at any regular meeting called on notice, and if written notice to all shareholders is promptly given of all action so taken.

                                       63


SECTION  11.  BOOKS  AND  RECORDS.

     The Books, Accounts, and Records of the corporation, except as may be otherwise required by the laws of the State of Nevada, may be kept outside of the State of Nevada, at such place or places as the Board of Directors may from time to time appoint. The Board of Directors shall determine whether and to what extent the accounts and the books of the corporation, or any of them, other than the stock ledgers, shall be open to the inspection of the stockholders, and no stockholder shall have any right to inspect any account or book or document of this Corporation, except as conferred by law or by resolution of the stockholders or directors. In the event such right of inspection is granted to the Stockholder(s) all fees associated with such inspection shall be the sole expense of the Stockholder(s) demanding the inspection. No book, account, or record of the Corporation may be inspected without the legal counsel and the accountants of the Corporation being present. The fees charged by legal counsel and accountants to attend such inspections shall be paid for by the Stockholder demanding the inspection.


                                   ARTICLE  III
                               BOARD  OF  DIRECTORS

SECTION  1.  GENERAL  POWERS.

     The business and affairs of the corporation shall be managed by its board of directors. The directors shall in all cases act as a board, and they may adopt such rules and regulations for the conduct of their meetings and the management of the corporation, as they may deem proper, not inconsistent with these by-laws and the laws of this State.

SECTION  2.  NUMBER,  TENURE,  AND  QUALIFICATIONS.

     The number of directors of the corporation shall be a minimum of one (l) and a maximum of nine (7), or such other number as may be provided in the Articles of Incorporation, or amendment thereof. Each director shall hold office until the next annual meeting of stockholders and until his successor shall have been elected and qualified.

SECTION  3.  REGULAR  MEETINGS.

     A regular meeting of the directors, shall be held without other notice than this by-law immediately after, and at the same place as, the annual meeting of stockholders. The directors may provide, by resolution, the time and place for holding of additional regular meetings without other notice than such resolution.

                                       64


SECTION  4.  SPECIAL  MEETINGS.

     Special meetings of the directors may be called by or at the request of the president or any two directors. The person or persons authorized to call special meetings of the directors may fix the place for holding any special meeting of the directors called by them.

SECTION  5.  NOTICE.

     Notice of any special meeting shall be given at least one day previously thereto by written notice delivered personally, or by telegram or mailed to each director at his business address. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail so addressed, with postage thereon prepaid. The attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened.

SECTION  6.  QUORUM.

     At any meeting of the directors fifty (50) percent shall constitute a quorum for the transaction of business, but if less than said number is present at a meeting, a majority of the directors present may adjourn the meeting from time to time without further notice.

SECTION  7.  MANNER  OF  ACTING.

     The act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the directors.

SECTION  8.  NEWLY  CREATED  DIRECTORSHIPS  AND  VACANCIES.

     Newly created directorships resulting from an increase in the number of directors and vacancies occurring in the board for any reason except the removal of directors without cause may be filled by a vote of the majority of the directors then in office, although less than a quorum exists. Vacancies occurring by reason of the removal of directors without cause shall be filled by vote of the stockholders. A director elected to fill a vacancy caused by resignation, death or removal shall be elected to hold office for the unexpired term of his predecessor.


SECTION  9.  REMOVAL  OF  DIRECTORS.

     Any or all of the directors may be removed for cause by vote of the stockholders or by action of the board. Directors may be removed without cause only by vote of the stockholders.

                                       65


SECTION  10.  RESIGNATION.

     A director may resign at any time by giving written notice to the board, the president or the secretary of the corporation. Unless otherwise specified in the notice, the resignation shall take effect upon receipt thereof by the board or such officer, and the acceptance of the resignation shall not be necessary to make it effective.

SECTION  11.  COMPENSATION.

     No compensation shall be paid to directors, as such, for their services, but by resolution of the board a fixed sum and expenses for actual attendance at each regular or special meeting of the board may be authorized. Nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity and receiving compensation therefor.

SECTION  12.  EXECUTIVE  AND  OTHER  COMMITTEES.

     The board, by resolution, may designate from among its members an executive committee and other committees, each consisting of one (l) or more directors. Each such committee shall serve at the pleasure of the board.


                                   ARTICLE  IV
                                    OFFICERS


SECTION  1.  NUMBER.

     The officers of the corporation shall be the president, a secretary and a treasurer, each of whom shall be elected by the directors. Such other officers and assistant officers as may be deemed necessary may be elected or appointed by the directors.

SECTION  2.  ELECTION  AND  TERM  OF  OFFICE.

     The officers of the corporation to be elected by the directors shall be elected annually at the first meeting of the directors held after each annual meeting of the stockholders. Each officer shall hold office until his successor shall have been duly elected and shall have qualified or until his death or until he shall resign or shall have been removed in the manner hereinafter provided. In the event that no election of officers be held by the directors at that time, the existing officers shall be deemed to have been confirmed in office by the directors.

                                       66


SECTION  3.  REMOVAL.

     Any officer or agent elected or appointed by the directors may be removed by the directors whenever in their judgement the best interest of the corporation would be served thereby, but such removal shall be without prejudice to contract rights, if any, of the person so removed.


SECTION  4.  VACANCIES.

     A vacancy in any office because of death, resignation, removal, disqualification or otherwise, may be filled by the directors for the unexpired portion of the term.

SECTION  5.  PRESIDENT.

     The president shall be the principal executive officer of the corporation and, subject to the control of the directors, shall in general supervise and control all of the business and affairs of the corporation. He shall, when present, preside at all meetings of the stockholders and of the directors. He may sign, with the secretary or any other proper officer of the corporation thereunto authorized by the directors, certificates for shares of the corporation, any deeds, mortgages, bonds, contracts, or other instruments which the directors have authorized to be executed, except in cases where the directors or by these by-laws to some other officer or agent of the corporation, or shall be required by law to be otherwise signed or executed; and in general shall perform all duties incident to the office of president and such other duties as may be prescribed by the directors from time to time.

SECTION  6.  CHAIRMAN  OF  THE  BOARD.

     In the absence of the president or in the event of his death, inability or refusal to act, the chairman of the board of directors shall perform the duties of the president, and when so acting, shall have all the powers of and be subject to all the restrictions upon the president. The chairman of the board of directors shall perform such other duties as from time to time may be assigned to him by the directors.

                                       67


SECTION  7.  SECRETARY.

     The secretary shall keep the minutes of the stockholders' and of the directors' meetings in one or more books provided for that purpose, see that all notices are duly given in accordance with the provisions of these by-laws or as required, be custodian of the corporate records and of the seal of the corporation and keep a register of the post office address of each stockholder which shall be furnished to the secretary by such stockholder, have general charge of the stock transfer books of the corporation and in general perform all the duties incident to the office of secretary and such other duties as from time to time may be assigned to him by the president or by the directors.

SECTION  8.  TREASURER.

     If required by the directors, the treasurer shall give a bond for the faithful discharge of his duties in such sum and with such surety or sureties as the directors shall determine. He shall have charge and custody of and be responsible for all funds and securities of the corporation; receive and give receipts for moneys due and payable to the corporation from any source whatsoever, and deposit all such moneys in the name of the corporation in such banks, trust companies or other depositories as shall be selected in accordance with these by-laws and in general perform all of the duties incident to the office of treasurer and such other duties as from time to time may be assigned to him by the president or by the directors.


SECTION  9.  SALARIES.

     The salaries of the officers shall be fixed from time to time by the directors and no officer shall be prevented from receiving such salary by reason of fact that he is also a director of the corporation.


                                    ARTICLE  V
                      CONTRACTS,  LOANS,  CHECKS  AND  DEPOSITS

SECTION  1.  CONTRACTS.

     The directors may authorize any officer or officers, agent or agents to enter into any contract or execute and deliver any instrument in the name of and on behalf of the corporation, and such authority may be general or confined to specific instances.

                                       68


SECTION  2.  LOANS.

     No loans shall be contracted on behalf of the corporation and no evidences of indebtedness shall be issued in its name unless authorized by a resolution of the directors. Such authority may be general or confined to specific instances.

SECTION  3.  CHECKS,  DRAFTS,  ETC.

     All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the corporation, shall be signed by such officer or officers, agent or agents of the corporation and in such manner as shall from time to time be determined by resolution of the directors.

SECTION  4.  DEPOSITS.

     All funds of the corporation not otherwise employed shall be deposited from time to time to the credit of the corporation in such banks, trust companies or other depositories as the directors may select.


                                   ARTICLE  VI
                                   FISCAL  YEAR

     The fiscal year of the corporation shall begin on the 1st day of January in each year, or on such other day as the Board of Directors shall fix.


                                   ARTICLE  VII
                                    DIVIDENDS

     The directors may from time to time declare, and the corporation may pay, dividends on its outstanding shares in the manner and upon the terms and conditions provided by law.


                                  ARTICLE  VIII
                                      SEAL

     The directors may provide a corporate seal which shall have inscribed thereon the name of the corporation, the state of incorporation, year of incorporation and the words, "Corporate Seal".

                                       69


                                   ARTICLE  IX
                                WAIVER  OF  NOTICE

     Unless otherwise provided by law, whenever any notice is required to be given to any stockholder or director of the corporation under the provisions of these by-laws or under the provisions of the articles of incorporation, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.


                                    ARTICLE  X
                                   AMENDMENTS

     These by-laws may be altered, amended or repealed and new by-laws may be adopted in the same manner as their adoption, by the Board of Directors if so adopted; by a vote of the stockholders representing a majority of all the shares issued and outstanding, if so adopted or adopted by the Board of Directors; or, in any case, at any annual stockholders' meeting or at any special stockholders' meeting when the proposed amendment has been set out in the notice of such meeting.

                                  CERTIFICATION

     THE SECRETARY of the Corporation hereby certifies that the foregoing is a true and correct copy of the By-Laws of the Corporation named in the title thereto and that such By-Laws were duly adopted by the Board of Directors of said Corporation on the date set forth below.

EXECUTED  this  day  of  March  26,  1999.

                                /s/Pete  Chandler
                                  Pete  Chandler
                                    Secretary

                                       70


--------------------------------------------------------------------------------
                                  EXHIBIT  FK-00

                          AUDITED  FINANCIAL  STATEMENTS
                   FOR  THE  YEARS  ENDED  DECEMBER  31,  2000,  1999
--------------------------------------------------------------------------------

                                       71


                           LAST  COMPANY  CLOTHING,  INC.
                          (a  Development  Stage  Company)
                              Financial  Statements
                            December  31,  2000  and  1999

                                       72


                                 C  O  N  T  E  N  T  S



Independent  Auditors'  Report                                                74

Balance  Sheets                                                               75

Statements  of  Operations                                                    76

Statements  of  Stockholders'  Equity                                         77

Statements  of  Cash  Flows                                                   78

Notes  to  the  Financial  Statements                                         79

                                       73


                          INDEPENDENT  AUDITOR'S  REPORT



To  The  Board  of  Directors  and  Stockholders  of
    Last  Company  Clothing,  Inc.

We have audited the accompanying balance sheets of Last Company Clothing, Inc. (a Development Stage Company) as of December 31, 2000 and 1999 and the related statements of operations, stockholders' equity and cash flows for the year ended December 31, 2000, from inception on March 26, 1999 through December 31, 1999, and from inception on March 26, 1999 through December 31, 2000 . These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Last Company Clothing, Inc. (a Development Stage Company) as of December 31, 2000 and 1999 and the results of its operations and cash flows for the year ended December 31, 2000, from inception on March 26, 1999 through December 31, 1999, and from inception on March 26, 1999 through December 31, 2000 in conformity with generally accepted accounting principles.


The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2, the Company's recurring operating losses and lack of working capital raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to those matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/s/Chisholm  &  Associates
Chisholm  &  Associates
Salt  Lake  City,  Utah
January  18,  2001

                                       74


                           LAST  COMPANY  CLOTHING,  INC.
                          (a  Development  Stage  Company)
                                  Balance  Sheets

                                     ASSETS

                                        December  31,          December  31,
                                            2000                   1999
----------------------------------------------------------------------------
Current  assets
   Cash  (Note  1)                        $     2,779            $     8,979
                                          ----------------------------------
Total  Current  Assets                          2,779                  8,979
                                          ----------------------------------
      Total  Assets                       $     2,779            $     8,979
                                          ==================================
                      LIABILITIES  AND  STOCKHOLDERS'  EQUITY
Current  Liabilities
   Accounts  payable                                0                      0
                                          ----------------------------------
Total  Current  Liabilities                         0                      0
                                          ----------------------------------
Stockholders'  Equity

   Common  Stock,  authorized
     100,000,000  shares  of  $.001  par  value,
     issued  and  outstanding  97,936,000
     and  97,936,000  shares                   97,936                 97,936
   Additional  Paid  in  Capital               14,292                 14,292
   Deficit  Accumulated  During  the
     Development  Stage                      (109,449)             (103,249)
                                          ----------------------------------
Total  Stockholders'  Equity                     2,779                 8,979
                                          ----------------------------------
Total  Liabilities  and
Stockholders'  Equity                      $      2,779           $     8,979
                                          ==================================

The  accompanying  notes  are  an  integral  part of these financial statements.

                                       75


                           LAST  COMPANY  CLOTHING,  INC.
                          (a  Development  Stage  Company)
                             Statements  of  Operations

                                                                        From
                                                    From  inception    inception
                                          For  the    on March 26,  on March 26,
                                        Year Ended   1999 through   1999 through
                                        December 31,  December 31,  December 31,
                                            2000          1999          2000
--------------------------------------------------------------------------------
Revenues:                                $     1,000   $         0   $     1,000

Expenses:
General  and  administrative                   7,200       103,249       110,449
          Total  Expenses                      7,200       103,249       110,449
                                         ---------------------------------------
Net  Loss                                $    (6,200)  $  (103,249)  $ (109,449)
                                         =======================================
Net  Loss Per Share                      $     (.000)  $      (.00)  $     (.00)
                                         =======================================
Weighted average shares outstanding       97,936,000    95,980,440    97,097,902
                                         =======================================

The  accompanying  notes  are  an  integral  part of these financial statements.

                                       76


                           LAST  COMPANY  CLOTHING,  INC.
                          (a  Development  Stage  Company)
                        Statement  of  Stockholders'  Equity

Balances at March 26, 1999. . . . . . . . . .           0  $     0  $      0   $        0

Stock Issued for services valued at $2,228. .  89,136,000   89,136   (86,908)           0

Stock issued for cash at $.0125 per share . .   8,800,000    8,800   101,200            0

Net Loss for the year ended December 31, 1999           0        0         0     (103,249)

Balance, December 31, 1999. . . . . . . . . .  97,936,000   97,936    14,292     (103,249)

Net Loss for the year ended December 31, 2000           0        0         0       (6,200)

Balance, December 31, 2000. . . . . . . . . .  97,936,000  $97,936  $ 14,292    ($109,449)

The  accompanying  notes  are  an  integral  part of these financial statements.

                                       77


                           LAST  COMPANY  CLOTHING,  INC.
                          (a  Development  Stage  Company)
                            Statements  of  Cash  Flows


                                                From inception    From inception
                                   For  the     on  March  26,    on  March  26,
                                 Year  Ended    1999  through       1999 through
                                December  31,   December  31,      December  31,
                                    2000            1999               2000
--------------------------------------------------------------------------------

Cash  Flows  form  Operating
Activities:
Net  loss                     $     (6,200)   $     (103,249)     $    (109,449)

Adjustments  to  reconcile
net  loss  to  net  cash
provided  by  operations:
Stock  issued  for services              0             2,228               2,228
                              --------------------------------------------------
Net  Cash  (Used)  Provided  by
Operating  Activities               (6,200)         (101,021)          (107,221)
                              --------------------------------------------------
Cash  Flows  from  Investment
 Activities:                             0                 0                   0
                              --------------------------------------------------
Net  Cash  (Used)  Provided  by
   Investing  Activities                 0                 0                   0
                              --------------------------------------------------
Cash  Flows  from  Financing
 Activities:
Issued common stock for cash             0           110,000             110,000
                              --------------------------------------------------
Net  Cash  (Used)  Provided  by
   Financing  Activities                 0           110,000             110,000
                              --------------------------------------------------
Net increase (decrease) in cash     (6,200)            8,979               2,779

Cash,  beginning  of  period         8,979                 0                   0
                              --------------------------------------------------
Cash,  end  of  period         $     2,779       $     8,979          $    2,779
                              ==================================================

Supplemental  Cash  Flow  Information
  Cash  paid  for  interest    $         0       $         0          $        0
  Cash paid for income taxes   $         0       $         0          $        0

Non-cash  financing  activities:
Shares issued for services     $         0       $     2,228          $    2,228

The  accompanying  notes  are  an  integral  part of these financial statements.

                                       78


                           LAST  COMPANY  CLOTHING,  INC.
                          (a  Development  Stage  Company)
                        Notes  to  the  Financial  Statements
                           December  31,  2000  and  1999

NOTE  1  -  Summary  of  Significant  Accounting  Policies

     a.  Organization

         Last Company Clothing, Inc. (the Company) was organized under the laws of the State of Nevada on March 26, 1999. The Company was organized for the purpose of importing and wholesaling a line of clothing in the extreme sports industry (i.e snowboards, skateboards, apparel).

     b.  Accounting  Method

          The Company recognizes income and expense on the accrual basis of accounting.

     c.  Earnings  (Loss)  Per  Share

          The  computation of earnings per share of common stock is based on the
weighted  average  number     of shares outstanding at the date of the financial
statements.

     d.  Cash  and  Cash  Equivalents

     The Company considers all highly liquid investments with maturities of three months or less to be cash equivalents.

     e.  Provision  for  Income  Taxes

     No provision for income taxes has been recorded due to net operating loss carryforwards totaling approximately $109,449 that will be offset against future taxable income. These NOL carryforwards begin to expire in the year 2019. No tax benefit has been reported in the financial statements because the Company believes there is a 50% or greater chance the carryforward will expire unused.

     Deferred tax assets and the valuation account is as follows at December 31, 2000 and 1999
 .
                                           December  31,      December  31,
                                             2000                1999
                                         ---------------------------------
     Deferred  tax  asset:
        NOL  carrryforward                $     37,000        $     35,000
     Valuation  allowance                      (37,000)            (35,000)
                                         ---------------------------------
     Total                                $          0        $          0
                                         =================================

     f.   Use  of  Estimates  in  the  Preparation  of  Financial  Statements

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and expenses during the reporting period. In these financial statements, assets, liabilities and expenses involve extensive reliance on management's estimates. Actual results could differ from those estimates.

                                       79


                           LAST  COMPANY  CLOTHING,  INC.
                          (a  Development  Stage  Company)
                        Notes  to  the  Financial  Statements
                           December  31,  2000  and  1999


NOTE  2  -  Going  Concern

     The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company has few assets and no operations and is dependent upon financing to continue operations. The financial statements do not include any adjustments that might result from the outcome of this uncertainty. It is management's plan to raise capital in order to define its business operations, thus creating necessary operating revenue.

NOTE  3  -  Development  Stage  Company

     The Company is a development stage company as defined in Financial Accounting Standards Board Statement No. 7. It is concentrating substantially all of its efforts in raising capital and defining its business operation in order to generate significant revenues.

NOTE  4  -  Related  Party  Transactions

     The Company loaned a corporation under common ownership $21,500 during the period ended December 31, 1999. The note was non-interest bearing, unsecured, and due within one year. The Company received payments of $21,500 on this receivable during 1999. The balance of this note is $0 at December 31, 2000 and December 31, 1999.

         The Company paid consulting and professional fees to Intrepid International, Ltd., a shareholder, and entities related to Intrepid International of $6,200 and $90,000 for the years ending December 31, 2000 and 1999.

NOTE  5  -  Equity

    During March 1999, the Company issued 89,136,000 shares of common stock for services valued at $2,228.

       During June 1999, the Company issued 8,800,000 shares of common stock for cash of $110,000.

NOTE  6  -  Stock  Splits

        In July 2000, the Company completed a forward stock split of 2 shares for each outstanding share. In December 2000, the Company completed a forward stock split of 20 shares for each outstanding share. This report has been prepared showing after stock split shares from inception.

                                       80


--------------------------------------------------------------------------------
                                     Annex C
                                December 31, 2000
                          AUDITED FINANCIAL STATEMENTS
                                PREMIER ASP, Inc.
--------------------------------------------------------------------------------

                                       81


--------------------------------------------------------------------------------
                                PREMIER ASP, INC.
                     REPORT ON AUDIT OF FINANCIAL STATEMENTS
                       FOR THE YEAR ENDED DECEMBER 31,2000
--------------------------------------------------------------------------------

                                       82


                                TABLE OF CONTENTS
                                                        PAGE  NO.


Independent  Auditors'Report                                85
Financial  Statements:
     Balance  Sheet                                         86
Statement  of  Income.and  Retained  Earnings               87
     Statement  of  Cash  Flows                             88
Notes  to  Financial  Statements                            89
     Supplemental  Information:
     Schedule  1-  Expenses                                 95

                                       83


                             KRUSE - MENNILLO & Co.
                           AN ACCOUNTANCY CORPORATION


                          INDEPENDENT AUDITORS' REPORT


To  the  Board  of  Directors  of

PREMIEER  ASP,  INC.


     We have audited the accompanying consolidated balance sheet of Premier ASP, Inc. (a Delaware corporation) and subsidiary as of December 31, 2000 and the related consolidated statement of income, retained earnings and cash flows for the period from inception (September 26, 2000) to December 31, 2000 then ended, and the accompanying statement of expenses, which are presented only for supplementary analysis purposes. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit also includes examining, on a test basis, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the consolidated financial statements referred to in the first paragraph present fairly, in all material respects, the financial position of Premier ASP, Inc., as of December 31, 2000 and the results of its operations and cash flows for the initial year then ended, in conformity with generally accepted accounting principles.


Kruse  Mennillo  &  Co
Cerritos,  California

January  24,  2001

                                       84


                                PREMIER ASP, INC.
                      BALANCE SHEET AS OF DECEMBER 31, 2000


ASSETS
Current assets:
Cash and Cash equivalents
Cash on hand and in bank. . . . . . . . . .  $  44,302
Receivables . . . . . . . . . . . . . . . .      9,536
Prepaid expenses. . . . . . . . . . . . . .      5,000

Total current assets. . . . . . . . . . . .     58,838

Property and equipment, net of
accumulated depreciation. . . . . . . . . .     14,435

Total Assets. . . . . . . . . . . . . . . .  $  73,273

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
Accounts Payable. . . . . . . . . . . . . .  $  33,688
Accrued Expense . . . . . . . . . . . . . .     34,240
Current Portion - notes payable . . . . . .     50,669
Loans Payable . . . . . . . . . . . . . . .    145,194

Total Current Liabilities . . . . . . . . .    263,791

Stockholder's Equity. . . . . . . . . . . .    263,791

Common Stock - $1 par value, 10,000 shares.  $       0
authorized, zero shares issued
Contributed capital . . . . . . . . . . . .     37,520
Retained deficit (as annexed) . . . . . . .   (228,038)

Total Stockholders' Equity. . . . . . . . .   (190,518)

Total liabilities and stockholders' equity.  $  73,273

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       85


                                PREMIER ASP, INC.
                    STATEMENT OF INCOME AND RETAINED EARNINGS
                      FOR THE YEAR ENDED DECEMBER 31, 2000


Income:
Commissions Earned . . . . . . . .  $   49,873

Operating Expenses (Schedule 1) :.     277,911

Operating Income from Operations .    (228,038)

Income Tax Expense . . . . . . . .           0

Net Income (loss). . . . . . . . .    (228,038)

Retained earnings - balance-
September 26, 2000 . . . . . . . .           0

Retained Deficit - balance-
December 31, 2000. . . . . . . . .   ($228,038)

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       86


                                PREMIER ASP, INC.
                             STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED DECEMBER 31, 2000

Cash flows form operating activities:
Net Loss . . . . . . . . . . . . . . . . .                 ($228,038)

Adjustments to reconcile net income
to net cash provided by operating
activities:
Depreciation . . . . . . . . . . . . . . .  $      700
Changes in assets and Liabilities:
Increase in accounts receivables . . . . .      (9,536)
Increase in prepaids . . . . . . . . . . .      (5,000)
Increase in accounts payables. . . . . . .      25,012
Increase in accrued expenses . . . . . . .      34,240        45,416
                                            ------------------------
Net cash provided by operating activities.                  (182,622)

Cash flows from investing activities
Purchases of property and equipment. . . .     (15,134)
Contribution of capital. . . . . . . . . .      37,520
                                            -----------
Net Cash provided by investing activities.                    22,386

Cash Flows from Financing activities:
Proceeds from notes Payable. . . . . . . .      50,669
Proceeds from loans Payable. . . . . . . .     145,194
Bank Overdraft . . . . . . . . . . . . . .       8,675
                                            -----------
Net Cash used by financing activities. . .                   204,538
                                                          ----------
Net increase in cash equivalents . . . . .                    44,302

Cash and equivalents at September 26, 2000                         0
                                                          ----------
Cash and equivalents at December 31, 2000.                $   44,302
                                                          ==========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       87


                               \PREMIER ASP, INC.
                             STATEMENT OF CASH FLOWS
                       FOR THE YEAR ENDED DECEMBER 31,2000


SUPPLEMENTAL  DISCLOSURES:

ACCOUNTING  POLICY:     The  company considers all liquid assets with a maturity
                        date  of  90  days  or  less  to  be "cash equivalents".

INCOME  TAX  NOTE:       No  income  taxes  were  paid.
INTEREST  NOTE:          No  interest  was  paid  for  the  year.

   The accompanying notes are an integral part of these financial statements.

                                       88


                                PREMIER ASP, INC.
                          NOTES TO FINANCIAL STATEMENTS
                       FOR THE YEARENDED DECEMBER 31,2000


NOTE  I  -  SIGNIFICANT  ACCOUNTING  POLICIES

NATURE  OF  BUSINESS:     The  Company is an administrator of employee benefits.
Currently,  the  Company  primarily  administers  Section  125  Cafeteria plans.

ORGANIZATION OF CORPORATION: The corporation was incorporated on September 26, 2000 in the state of Delaware. Premier Product and Resources, Inc. (a California corporation) incorporated on October 12, 2000, is a wholly owned subsidiary of the Company. The financial statements are presented are consolidated of the parent and subsidiary. The financial statements reflect consolidated operations from the period of inception through December 2000.

     RELATED PARTY TRANSACTIONS: The shareholders of the Company have loaned to the Company a total of $88,017. In addition, the Company entered a Assignment, Assumption and Management Services Agreement with PayPro.net on January 25, 2001 (see note 10). The Company owes $4,000 to PayPro Resources, Inc., a division of PayPro.net. The Company also owes PayFlex Corporation $19,000 for a loan. PayFlex Corporation is a third party administrator that the Company has a management agreement with. In this agreement, the Company refers administration of Section 125 Cafeteria plans to PayFlex, and the Company retains the commission income.

PROPERTY PLANT AND EQUIPMENT: Property plant and equipment are recorded at historical cost and depreciated over their estimated useful lives on the straight line method. Repairs and maintenance charges which do not increase the useful lives of the assets are charged to income as incurred.

CONCENTRATION OF CREDIT RISK: Financial instruments that potentially subject the Company to concentration of credit risk consist principally of cash deposits. The Company generally limits its exposure to credit risk from balances on deposit in financial institutions in excess of the FDIC insured limit.

REVENUE RECOGNITION OF COMMISSION INCOME: The Company includes income from insurance commissions as earned. Pursuant to an assignment agreement between PPR Insurance Corp., commissions due to PPR Insurance Corporation that are received by the Company are assigned to the Company and is recognized as income to the Company.

MANAGEMENT ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at December 31, 1999 and revenues and expenses during the year then ended. The actual outcome of the estimates could differ from the estimates made in the preparation of the financial statements.

INCOME  Taxes:     Income taxes are provided for the tax effects of transactions reported  in  the  financial
statements and consist of taxes currently due. The results of operations for the year then ended shows a net loss and accordingly, no income taxes are due.


   The accompanying notes are an integral part of these financial statements.

                                       89


                                PREMIER ASP, INC.
                          NOTES TO FINANCIAL STATEMENTS
                       FOR THE YEAR ENDED DECEMBER 31,2000

NOTE  2  -  CASH  IN  BANK
--------------------------

     Union  Bank  of  California  -  general  acct       $3,140
     Union  Bank  of  California  -  commission  acct     7,956
     Union  Bank  of  California  -  premium  acct       33,206
                                                         ------
                                                        $44,302
                                                        =======

     NOTE  3  -  RECEIVABLES

     Commissions  receivable                         $    1,621
     Returned  check  receivable                            498
     Employee  receivable                                 7,417
                                                     ----------
                                                     $    9,536


NOTE4  -  PROPERTY  AND  EOUIIPMENT,  NET
----      -------------------------------

The  following  is  a  summary of property and equipment at cost at December 31,
2000:
     Furniture  and  fixtures                       $    15,135
     Less:  accumulated  depreciation                     (700)
                                                    -----------
                                                         14,435
                                                    -----------
     NOTE  -5  -  PREPAID  EXPENSES
Rent                                                $     5,000
                                                    -----------

   The accompanying notes are an integral part of these financial statements.

                                       90


                                PREMIER ASP, INC.
                          NOTES TO FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 2000


NOTE  6  -  ACCOUNTS  PAYABLE
-----------------------------

     Accounts  payable  -  trade                  $11,795
     Bank  overdraft  -  Cal  Fed                   8,675
     Premiums  due                                 13,218
                                                   ------
                                                  $33,688
                                                  -------

     NOTE  7  -  ACCRUED  EXPENSES
     -----------------------------

     Payroll                                      $6,041
     Payroll  taxes                               18,199
     Auditing                                     10,000
                                                  ------
                                                 $34,240
                                                 -------

     NOTE  8  -  NOTES  PAYABLE
     --------------------------
          CURRENT             LONG-TERM
          PORTION              PORTION

Notes  payable  consist  of  the  following  at  December  31,  2000:

Note  payable  to  ASP  Ventures  Corporation  secured  by  inter alia  by  the  Company's  general  credit.  Interest  accrues  at  8%
per  annum,  accrued  interest  and  principal  due  on  October  3,
2001.  Note  can  be  prepaid  at  any  time,     $   50,669     $        0
                                                  ----------     ----------

   The accompanying notes are an integral part of these financial statements.

                                       91


                                PREMIER ASP, INC.
                          NOTES TO FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEM[BER-31,2000

NOTE  8  -  NOTES  PAYABLE  (CONTINUED)
---------------------------------------

Future  aggregate  minimum  principal  payments  are  as  follows:


     Years  Ending  December  3  1,     AMOUNT

     2001     $50,000
     2002           -
     2003           -
     2004           -
     2005           -
     ----------     -
              $50,000
     ----------------


NOTE9  -LOANS  PAYABLE
----------------------

        Loans payable as of December 31, 2000 consists of the following:

     Shareholders            $88,017
     AMCI                     34,177
     PayPro  Resources         4,000
     PayFlex  Corporation     19,000
     --------------------     ------
                            $145,194
                            --------

   The accompanying notes are an integral part of these financial statements.

                                       92


                                PREMIER ASP, INC.
                          NOTES TO FINANCIAL STATEMENTS
                       FOR THE YEAR ENDED DECEMBER 31,2000

NOTE  10  -  LEASE/COMMITMENTS
------------------------------

The Company leases its facilities from Prothero Enterprises, Inc. in accordance with the terms of a lease dated September 15, 2000. The lease calls for monthly payments of $4,880 payable the first of each month commencing October 1, 2000 to September 1, 2003.

The Company has assumed a lease obligation of office furniture to FirstCorp on October 1, 2000. The remaining term of the lease obligation is 24 months of $2,163 per month.

The Company entered a rental agreement to ComDirect, Inc. to rent a telephone system on October 18, 2000. The rental is month to mont h with monthly payments of $1,013 plus tax.

     Future  minimum  lease  payments  are  as  follows:

     Years  ending  December  3  1,

     2001     $84,516
     2002     78,027
     2003     43,920
     2004          -
     2005          -
     Thereafter    -
     ----------    -
            $206,463
            --------

NOTE  11  -  SUBSEQUENT  EVENTS
-------------------------------

On January 25, 2001, the Company entered a Assignment, Assumption and Management Services Agreement (Agreement) with PayPro.net of its Client Service Agreements (Client). PayPro.net's Clients are estimated to be $43 million in revenue per year. The Agreement is for the Company to pay 50% of the net profit realized from the Clients.

   The accompanying notes are an integral part of these financial statements.

                                       93


                            SUPPLEMENTAL INFORMATION

                                       94


                               PREMIER ASP, INC.
                                    SCHEDULE
                              STATEMENT OF EXPENSES
                       FOR THE YEAR ENDED DECEMBER 31,2000



     Administration  fees     $     618
     Advertising                  3,220
     Automobile                   1,957
     Bank  fees                     193
     Commissions  paid            5,875
     Computer  equipment          3,308
     Consulting  fee             17,568
     Depreciation                   700
     Employee  reimbursement      2,002
     Entertainment                7,123
     Equipment  rental           11,627
     Insurance                      500
     Interest                       669
     Licences  and  permits         221
     Miscellaneous                  238
     Office  equipment            1,124
     Office  supplies             1,572
     Outside  services           12,152
     Printing                     2,197
     Paging                         457
     Professional development       449
     Professional  fees          10,400
     Rent                        14,640
     Salaries                   137,158
     Shipping  and  receiving     2,828
     Taxes  -  payroll           12,171
     Telephone                   21,269
     Travel                       5,675
                               --------
TOTAL OPERATING EXPENSES        277,911
                               --------

The  accompanying  notes  are  an  integral  part of these financial statements.

                                       95